SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
    [X]    Preliminary Proxy Statement               [ ]   Confidential, for Use
                                                           of the Commission
    [ ]     Definitive Proxy Statement                     Only (as permitted by
    [ ]     Definitive Additional Materials                Rule 14a-6(e)(2))
    [ ]     Soliciting Material Pursuant to
            Rule 14a-11(c) or Rule 14a-12


                             ARIS INDUSTRIES, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [ ]    No fee required.
 [X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (a)    Title of each class of securities to which transaction applies:


------------------------------------------------------------------------------
        (b)   Aggregate number of securities to which transaction applies:


------------------------------------------------------------------------------
        (c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              $43,000,000.00 (based on the aggregate purchase price to be paid in the transaction)
------------------------------------------------------------------------------
        (d)   Proposed maximum aggregate value of transaction:

              $43,000,000.00
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        (e)   Total fee paid:

              $3,478.70
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    [ ]    Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid: _______________________________________
           (2) Form, Schedule or Registration Statement No.: _________________
           (3) Filing Party: _________________________________________________
           (4) Date Filed: ___________________________________________________

                 As filed with the Commission on May 20, 2003

                         [ARIS INDUSTRIES, INC. LOGO]



       YOUR VOTE ON OUR PROPOSED TRADEMARK ASSETS SALE IS VERY IMPORTANT




Dear Shareholder:

     Aris is pleased to invite you to attend a special meeting of shareholders of Aris Industries, Inc. to be held at [location], New York, New York on [Month, Day,] 2003, at [time], local time.

     At the meeting you will be asked to approve the sale of certain trademark assets including the trade name and service mark XOXO(R) and the trademarks XOXO(R), XOXO IN AMERICA AND ABROAD(R), LOLA(R) and FRAGILE(R) along with certain related assets and accompanying goodwill in accordance with the Trademark Purchase Agreement, dated as of May 7, 2003, among Aris, Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway.

     Your Board of Directors has approved the proposed trademark assets sale and recommends that you vote FOR the proposed trademark assets sale as described in the attached materials.

     Your vote is important, regardless of the number of shares you own. Please vote as soon as possible to make sure that your shares are represented at the special meeting. To vote your shares, please complete and return the enclosed proxy card. You also may cast your vote in person at the special meeting. If you have any questions or need assistance in voting your shares, please call Aris's Investor Relations Department at 646-473-4207.

                                            Sincerely,



                                            Arnold H. Simon
                                            Chairman and Chief Executive Officer




This proxy statement is dated [month, day], 2003, and is first being mailed to shareholders on or about [month, day], 2003.

                         [ARIS INDUSTRIES, INC. LOGO]
          Aris Industries, Inc. - 463 Seventh Avenue, Fourth Floor -
                    New York, NY 10018 - Tel: 646.473.4200

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON

                              [month, day], 2003


     A special meeting of shareholders of Aris Industries, Inc. will be held at [location], New York, New York on [month, day], 2003, at [time], local time, for the following purposes:

1. To approve the sale of certain trademark assets including the trade name and service mark XOXO(R) and the trademarks XOXO(R), XOXO IN AMERICA AND ABROAD(R), LOLA(R) and FRAGILE(R) along with certain related assets and accompanying goodwill in accordance with the Trademark Purchase Agreement, dated as of May 7, 2003, among Aris, Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway, insofar as New York Business Corporation Law Section 909 may be deemed to apply to the sale of the trademarks and related assets.

2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

     Only shareholders of record at the close of business on May 16, 2003 will be entitled to vote at the special meeting. To vote your shares, please complete and return the enclosed proxy card. You also may cast your vote in person at the special meeting. Please vote promptly whether or not you expect to attend the special meeting. Although Aris does not believe shareholder approval is required, specifically at the request of Global, the proposed trademark assets sale is subject to approval of Aris's shareholders. To the extent such shareholder approval is required, Section 909 of the New York Business Corporation Law entitles shareholders fulfilling the requirements of
Section 623 of the New York Business Corporation Law to receive payment for their shares as described in the accompanying proxy statement.

                                          By order of the Board of Directors,




                                          Paul Spector
                                          Secretary



PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD.


                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----


QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRADEMARK ASSETS SALE....................................................1

SUMMARY TERM SHEET................................................................................................3
     The Companies................................................................................................3
     Aris Industries, Inc.........................................................................................3
     Global Brand Holdings, LLC...................................................................................3
     Vote Required to Approve the Trademark Assets Sale...........................................................3
     Our Recommendation to Shareholders...........................................................................3
     The Simon Voting Agreement...................................................................................3
     Opinion of Financial Advisor.................................................................................4
     Principal Conditions to the Trademark Assets Sale............................................................4
     Termination of the Trademark Purchase Agreement..............................................................4
     Certain United States Federal and State Income Tax Consequences of the Trademark Assets Sale.................5

THE ARIS SPECIAL MEETING..........................................................................................6
     When and Where the Special Meeting Will be Held..............................................................6
     What Will be Voted Upon......................................................................................6
     Voting Securities; Quorum....................................................................................6
     Vote Required for Approval...................................................................................6
     Voting Your Shares and Changing Your Vote....................................................................7
     How Proxies Are Counted......................................................................................7
     Cost of Solicitation.........................................................................................7

THE TRADEMARK ASSETS SALE.........................................................................................8
     The Companies................................................................................................8
     Background of the Trademark Assets Sale......................................................................8
     Accounting Treatment........................................................................................12
     Certain United States Federal Income Tax Consequences of the Trademark Assets Sale..........................12
     Antitrust...................................................................................................13
     Dissenters' Rights..........................................................................................13

TRANSACTION AGREEMENTS...........................................................................................15

The Trademark Purchase Agreement.................................................................................15
     Form of Asset Sale..........................................................................................15
     Consideration for the Assets................................................................................15
     Earnest Money Deposit.......................................................................................15
     Post Closing Escrow Payments................................................................................15
     Representations and Warranties..............................................................................16
     Certain Matters Pending the Closing of the Trademark Assets Sale............................................17
     Closing Conditions..........................................................................................18
     Termination.................................................................................................20
     Indemnification.............................................................................................21
     Amendment...................................................................................................21

The Simon Voting Agreement.......................................................................................21

INTERESTS OF CERTAIN PERSONS IN THE TRADEMARK ASSETS SALE........................................................22
     General.....................................................................................................22
     Aris's Indebtedness to Arnold H. Simon and Simon-Related Entities...........................................22
     Financial Relationship between Aris and Adamson Apparel, Inc................................................22
     Employment Agreements between Aris and Certain Executive Officers...........................................23

BENEFICIAL OWNERSHIP OF STOCK....................................................................................25

OTHER MATTERS....................................................................................................27

PROPOSALS OF SHAREHOLDERS........................................................................................27

ANNEX A - Trademark Purchase Agreement.........................................................................A-1
ANNEX B - Voting Agreement.....................................................................................B-1
ANNEX C - Opinion of InteCap, Inc..............................................................................C-1
ANNEX D - Sections 623 and 910 of the New York Business Corporation Law........................................D-1


        QUESTIONS AND ANSWERS ABOUT THE PROPOSED TRADEMARK ASSETS SALE


Q:     What proposal will I be voting on at the special meeting?

A: You will be asked to consider and vote upon a proposal to approve the sale of certain assets including the trade name and service mark XOXO(R)and the trademarks XOXO(R), XOXO IN AMERICA AND ABROAD(R), LOLA(R)and FRAGILE(R)along with certain related assets and accompanying goodwill in accordance with the Trademark Purchase Agreement, dated as of May 7, 2003, among Aris Industries, Inc., Europe Craft Imports, Inc., a wholly-owned subsidiary of Aris Industries, Inc., XOXO Clothing Company, Inc., a wholly-owned subsidiary of Europe Craft Imports, Inc., Marcade Group Realty Corporation, a wholly-owned subsidiary of Europe Craft Imports, Inc., 8-3 Retailing Inc., a wholly-owned subsidiary of XOXO Clothing Company, Inc., Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway. The trademark purchase agreement is attached to this proxy statement as Annex A.

Q:     Can I still sell my shares?

A: Neither the trademark assets sale nor the trademark purchase agreement will affect your right to sell or otherwise transfer your shares of Aris Common Stock.

Q:     What vote is required to approve the trademark asset sale?

A: Under Section 909 of the New York Business Corporation Law, the sale by Aris of "all, or substantially all" of its assets would require approval by the affirmative vote of the holders of at least two-thirds of the voting power of all outstanding shares of Aris Common Stock on the record date. Aris does not believe that the sale of the trademark assets to Global requires such shareholder approval because the trademark assets sale does not constitute the sale of "all, or substantially all" of the assets of Aris. Nonetheless, Global has required, as a condition to its obligation to consummate the transactions contemplated by the trademark purchase agreement, that Aris obtain shareholder approval of the trademark assets sale. Accordingly, for this reason, Aris is submitting the proposed transaction to the shareholder vote which would be required if such provision of New York law were deemed applicable.

Q:     Who is entitled to vote on the trademark assets sale?

A: Only holders of record of Aris Common Stock as of the close of business on May 16, 2003 will be entitled to notice of and to vote at the special meeting to approve the trademark assets sale. Beneficial holders as of that date who are not holders of record will only be allowed to vote in person at the special meeting if they present a letter signed by the record holder indicating the number of shares such beneficial holder is entitled to vote.

Q:     When and where is the special meeting?

A: The special meeting will be held on [month, day], 2003, at [time], local time, at [location], New York, New York.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:     May I change my vote after I have mailed my signed proxy card?

A: Yes. Just send in a written revocation or a later dated, signed proxy card before the special meeting or simply attend the special meeting and vote in person.

Q:     What do I need to do now?

A: Please vote your shares as soon as possible, so that your shares may be represented at the special meeting. You may vote by signing your proxy card and mailing it in the enclosed return envelope, or you may vote in person at the special meeting. Because a vote of two-thirds of the outstanding Aris shares is being sought to approve the trademark assets sale, your failure to vote is the same as your voting against the trademark assets sale.

Q: What are the U.S. federal and state income tax consequences of the trademark assets sale?

A: The sale of assets under the trademark purchase agreement will not be a taxable transaction for United States federal income tax purposes for the Aris shareholders.

       The sale of assets under the trademark purchase agreement will be a taxable transaction to Aris and its selling affiliates for United States federal income tax purposes and likely will be a taxable transaction for state and local income tax purposes as well. In general, Aris and its selling affiliates, as applicable, will recognize gain or loss on the sale of each asset equal to the difference, if any, between the amount realized from the sale of each asset less the seller's adjusted tax basis in such asset. The amount realized from the sale of each asset generally will equal the sum of the amount of money paid by Global in respect of such asset plus the amount of any liabilities assumed by Global in consideration for such asset. Aris expects that Aris and its selling affiliates will recognize a net gain for income tax purposes from the sale of assets under the trademark purchase agreement. For federal income tax purposes, Aris expects the net operating loss carryovers of the United States federal income tax consolidated group that includes Aris and its selling affiliates (which we refer to in this proxy statement as the "Aris Consolidated Group") will be available to offset the amount of any such net gain. Aris has not yet determined the state and local income tax consequences of the sale of assets under the trademark purchase agreement, including, for example, whether and to what extent net operating loss carryovers will be available for state and local income tax purposes to offset net gain. Consequently, Aris and its selling affiliates may incur state and local income taxes (possibly of a material amount) as a result of the sale of assets under the trademark purchase agreement.

Q: Following the trademark assets sale, what will the business of Aris consist of?

A: Following the trademark assets sale, Aris will continue to generate revenues by licensing and sub-licensing its remaining owned and licensed brands, Baby Phat(R) and Members Only(R), to third parties.


Q:     Whom should I call if I have questions?

A: If you have questions about the trademark assets sale or the trademark purchase agreement you may call Aris's Investor Relations Department at 646-473-4207.

                              SUMMARY TERM SHEET

         This Section summarizes selected information about the proposed trademark assets sale from this proxy statement and may not contain all of the information that is important to you. To understand the trademark assets sale fully, Aris strongly encourages you to read carefully this entire proxy statement. Aris has included a copy of the trademark purchase agreement in this proxy statement as Annex A.


The Companies
(See Page 8)

Aris Industries, Inc.
463 Seventh Avenue
Fourth Floor
New York, NY 10018
(646) 473-4200

         Aris Industries, Inc. is a licensor or sublicensor of its owned or licensed trademarks. Aris's sportswear and jeanswear brands are distributed to approximately 1,200 department and specialty stores in the United States, including such retailers as Federated Department Stores, May Company, Nordstrom and Saks Incorporated. The company's brands are also distributed overseas through its licensed distributors in Mexico, Canada, Central America, Japan and the Middle East.

         For additional information about Aris and its business, see "The Trademark Assets Sale--The Companies--Aris Industries, Inc."

Global Brand Holdings, LLC
1407 Broadway
41st Floor
New York, NY 10018

         Global Brand Holdings, LLC is a newly formed limited liability company which has been organized by its members for the purpose of acquiring the trademark assets.

         For additional information about Global and its business, see "The Trademark Assets Sale - The Companies - Global Brand Holdings, LLC."

Vote Required to Approve the Trademark Assets Sale
(See Page 6 )

         Under Section 909 of the New York Business Corporation Law, the sale by Aris of "all, or substantially all" of its assets would require approval by the affirmative vote of the holders of at least two-thirds of the voting power of all outstanding shares of Aris Common Stock on the record date. Aris does not believe that the sale of the trademark assets to Global requires such shareholder approval because the trademark assets sale does not constitute the sale of "all, or substantially all" of the assets of Aris. Nonetheless, Global has required, as a condition to its obligation to consummate the transactions contemplated by the trademark purchase agreement, that Aris obtain shareholder approval of the trademark assets sale. Accordingly, for this reason, Aris is submitting the proposed transaction to the shareholder vote which would be required if such provision of New York law were deemed applicable.

         Each share of Aris Common Stock is entitled to one vote. Aris directors and executive officers as a group own and are entitled to vote approximately 44% of the outstanding shares of Aris Common Stock . If a shareholder does not vote at the special meeting, either in person or by proxy, it will have the same effect as a vote against the trademark assets sale.

Our Recommendation to Shareholders
(See Page 9)

         The Aris Board of Directors has approved the terms of the trademark purchase agreement and recommends that you vote FOR the trademark assets sale.

The Simon Voting Agreement
(See Page 21)

         Arnold H. Simon, the Chairman and CEO of Aris, and The Simon Group, LLC, which collectively beneficially own approximately 43% of the outstanding Common Stock of Aris, entered into a voting agreement with Global pursuant to which they have agreed to vote all the shares beneficially owned by them with respect to which they are entitled to cast votes at the special meeting in favor of the trademark assets sale. A copy of the Simon Voting Agreement is attached to this proxy statement as Annex B.

Interests of Certain Persons in the Trademark Assets Sale
(See Page 22)

         When considering the Aris Board of Directors' recommendation that the Aris shareholders vote in favor of the approval of the trademark assets sale, Aris shareholders should be aware that some directors and executive officers of Aris have interests in the trademark assets sale that may be different from, and in addition to, the interests of Aris shareholders. See "Interests of Certain Persons in the Trademark Assets Sale" on Page 22 for a discussion of those interests.

Opinion of Aris's Financial Advisor
(See Page 10)

         In connection with the trademark assets sale, the Aris Board of Directors received an opinion from InteCap, Inc., as financial advisor. The opinion of the financial advisor is directed to the Board of Directors of Aris and is not a recommendation to shareholders with respect to any matter relating to the trademark assets sale.

         Aris received a written opinion dated April 28, 2003, from its financial advisor, InteCap, Inc., to the effect that, as of the date of its opinion, and based upon and subject to the matters described in such opinion, the consideration be received by Aris pursuant to the proposed trademark assets sale was fair from a financial point of view to Aris. The opinion is included in this proxy statement as Annex C. Aris urges its shareholders to read the opinion of InteCap, Inc. in its entirety.

Principal Conditions to the Trademark Assets Sale
(See Page 18)

Completion of the trademark assets sale requires, among other things:

o      approval of the trademark assets sale by Aris shareholders;

o absence of any law, order or injunction preventing the trademark assets sale;

o compliance in all material respects with all agreements and obligations of each of Aris and Global that are required to be complied with before the consummation of the trademark assets sale;

o absence of breaches of representations and warranties contained in the trademark purchase agreement;

o the timely filing and receipt of all material permits, authorizations, consents or approvals required for the consummation of the trademark assets sale, including consents from certain of Aris's lenders;

o the completion of all corporate or other proceedings necessary in connection with the transactions contemplated and the collection of all related documents to Global's satisfaction;

o absence of any condition that would be materially adverse to the trademarks assets other than facts or conditions relating to the economy, in general the industries in which Aris operates, or the worsening of current conditions caused by the acts of terrorism or war or the actions by Global contemplated in the trademark purchase agreement;

o the delivery of necessary certificates and documents effectuating and authorizing the delivery of the trademark purchase agreement and Aris's performances under it;

o the agreement of Adamson Apparel, Inc. to terminate its existing license to use certain of the trademarks and the commitment by Adamson to dispose of its inventory bearing certain trademarks in an agreed upon manner;

o absence of shareholders holding 5% or more of Aris's outstanding Common Stock having exercised dissenters' rights in connection with the trademark assets sale;

o      prepayment by Aris of certain liabilities.

         Each of Aris and Global may elect to waive certain conditions to their own performance.

Termination of the Trademark Purchase Agreement
(See Page 20)

         Aris and Global may mutually agree to terminate the trademark purchase agreement prior to the closing date. In addition either company may terminate the trademark purchase agreement if specified events do not occur. These include:

o if the conditions set forth in the trademark purchase agreement have not been satisfied or waived by August 31, 2003;

o if an order, decree, ruling or injunction has been entered permanently restraining, enjoining or prohibiting the consummation of the trademark assets sale and such order, decree ruling or injunction has become final and non-appealable;

o if there has been a material violation or breach by the other party of any agreement, covenants, representation or warranty contained in the trademark purchase agreement and such violation or breach has not been cured by such other party; and

o if the Aris shareholders vote against approval of the trademark assets sale.

         Aris may terminate the trademark purchase agreement in the event that Aris's Board, in accordance with the terms of the trademark purchase agreement, determines to enter into an unsolicited alternative transaction with a third party after giving Global notice thereof and an opportunity to match the terms of the alternative transaction. In such event, the trademark purchase agreement requires Aris to pay Global a fee of $2 million.

Certain United States Federal and State Income Tax Consequences of the Trademark Assets Sale

(See Page 12)

         The sale of the assets under the trademark purchase agreement will be a taxable transaction to Aris and its selling affiliates for United States federal income tax purposes and likely will be a taxable transaction for state and local income tax purposes as well. In general, Aris and its selling affiliates, as applicable, will recognize gain or loss on the sale of each asset equal to the difference, if any, between the amount realized from the sale of each asset less the seller's adjusted tax basis in such asset. The amount realized from the sale of each asset generally will equal the sum of the amount of paid by Global in respect of such asset plus the amount of any liabilities that are assumed by Global in consideration for such asset. Aris expects that Aris and its selling affiliates will recognize a net gain for income tax purposes from the sale of assets under the trademark purchase agreement. For federal income tax purposes, Aris expects that net operating loss carryovers of the Aris Consolidated Group will be available to offset the amount of any such net gain. Aris has not yet determined the state and local income tax consequences of the sale of assets under the trademark purchase agreement, including, for example, whether and to what extent net operating loss carryovers will be available for state and local income tax purposes to offset net gain. Consequently, Aris and its selling affiliates may incur state and local income taxes (possibly of a material amount) as a result of the sale of assets under the trademark purchase agreement. The sale of assets under the trademark purchase agreement will not be a taxable transaction for United States federal income tax purposes for the Aris shareholders.

Dissenters' Rights

(See Page 13)

         If Section 909 of the New York Business Corporation Law applies or were deemed to apply to the trademark assets sale, if Aris were to sell "all, or substantially all" of its assets, it would trigger dissenters' rights of appraisal for holders of Aris Common Stock. Aris does not believe that such rights attach to this transaction, because it does not believe that the sale of the trademarks and related assets to Global constitutes a sale of "all, or substantially all" of Aris's assets under New York law. In the event a shareholder were to attempt to exercise dissenters' rights, Aris currently intends to challenge such exercise on that basis. If the sale of the trademarks and related assets to Global, were to be deemed to constitute a sale of "all, or substantially all" of Aris's assets under New York law, then holders of Aris Common Stock would be entitled to dissenters' rights under New York law upon compliance with certain procedures prescribed by New York law. For a description of the procedures a shareholder wishing to exercise such rights would be required to follow, see "The Trademark Assets Sale - Dissenters' Rights."

Use of Proceeds

         Aris intends to use the net proceeds from the proposed trademark assets sale to repay certain indebtedness of Aris.

                           THE ARIS SPECIAL MEETING

         This proxy statement is being furnished in connection with the solicitation of proxies from the holders of Aris Common Stock by the Aris Board of Directors relating to the proposed trademark assets sale and other matters to be voted upon at the special meeting and at any adjournment or postponement of the meeting. Aris mailed this proxy statement to shareholders beginning [month, day], 2003. You should read this proxy statement carefully before voting your shares.

When and Where the Special Meeting Will be Held

         The special meeting will be held at [location], New York, New York, on [month, day], 2003, starting at [time], local time.

What Will be Voted Upon

         At the special meeting, you will be asked to consider and vote upon the following items:

o To approve the sale of certain trademark assets including the trade name and service mark XOXO(R) and the trademarks XOXO(R), XOXO IN AMERICA AND ABROAD(R), LOLA(R) and FRAGILE(R) along with certain related assets and accompanying goodwill in accordance with the Trademark Purchase Agreement, dated as of May 7, 2003, among Aris, Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway, insofar as New York Business Corporation Law Section 909 applies or may be deemed to apply to the sale of the trademarks and related assets.

o To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

Voting Securities; Quorum

         The only outstanding voting securities of Aris are the shares of its Common Stock , par value $1 per share, 108,819,527 of which were outstanding as of May 16, 2003, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting. Each share is entitled to one vote. Proxies may be solicited, without additional compensation, by directors, officers or employees of Aris by mail, telephone, facsimile, telegram, in person or otherwise.

         Under New York law and Aris's Bylaws, a majority of the number of shares of stock issued and outstanding and entitled to vote at a special meeting must be present in person or by proxy to constitute a quorum for the transaction of business.

Vote Required to Approve the Trademark Assets Sale

         Under Section 909 of the New York Business Corporation Law, the sale by Aris of "all, or substantially all" of its assets requires approval by the affirmative vote of the holders of at least two-thirds of the voting power of all outstanding shares of Aris Common Stock on the record date. Aris does not believe that the sale of the trademark assets to Global requires such shareholder approval because the trademark assets sale does not constitute the sale of "all, or substantially all" of the assets of Aris. Nonetheless, Global has required, as a condition to its obligation to consummate the transactions contemplated by the trademark purchase agreement, that Aris obtain shareholder approval of the trademark assets sale. Accordingly, for this reason, Aris is submitting the proposed transaction to the shareholder vote which would be required if such provision of New York law were deemed applicable.

         Each share of Aris Common Stock is entitled to cast one vote. As of the record date, the directors and executive officers of Aris owned and were entitled to vote 47,926,545 shares (or 44%) of Aris Common Stock.

Voting Your Shares and Changing Your Vote

         Voting Your Shares

         The Aris Board is soliciting proxies from the Aris shareholders. When you deliver a valid proxy, the shares represented by that proxy will be voted in accordance with your instructions. If you do not either vote by proxy in favor of the trademark assets sale or attend the special meeting and vote in person in favor of the trademark assets sale, it will have the same effect as a vote against the trademark assets sale.

         To grant your proxy by mail, please complete your proxy card, sign, date and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated. If you attend the special meeting in person, you may vote your shares by completing a ballot at the meeting.

         Changing Your Vote by Revoking Your Proxy

         You may revoke your proxy at any time before the polls close at the special meeting. You may revoke your proxy by delivering notice in writing to the Secretary of Aris, by granting a later-dated proxy or by appearing in person and voting at the special meeting. You will not revoke your proxy by attending the special meeting unless you complete a ballot.

How Proxies Are Counted

         If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares represented by your proxy card will be voted as recommended by the Aris Board. A valid proxy also gives the individuals named as proxies authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the special meeting. A properly executed proxy marked "ABSTAIN" will not be voted. However, it will be counted to determine whether there is a quorum present at the special meeting. In addition, broker non-votes (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum at the special meeting. Accordingly, since the affirmative vote of two-thirds of the shares outstanding and entitled to vote at the special meeting is required to approve the trademark assets sale, a proxy marked "ABSTAIN" and a broker non-vote will have the effect of a vote against the trademark assets sale.

Cost of Solicitation

         Aris will pay the cost of soliciting Aris proxies. In addition to solicitation by mail, telephone or other means, Aris will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners. Aris will, upon request, reimburse these institutions for their reasonable expenses.

                           THE TRADEMARK ASSETS SALE

The Companies

         Aris Industries, Inc.

         Aris Industries, Inc. is a licensor or sublicensor of its owned or licensed trademarks. The Company's sportswear and jeanswear brands are distributed to approximately 1,200 department and specialty stores in the United States, including such retailers as Federated Department Stores, May Company, Nordstrom and Saks Incorporated. The Company's brands are also distributed overseas through its licensed distributors in Mexico, Canada, Central America, Japan and the Middle East.

         Aris has its principal executive offices at 463 Seventh Avenue, New York, New York 10018 (telephone number: (646) 473-4200).

         Global Brand Holdings, LLC

         Global Brand Holdings, LLC is a newly formed limited liability company which has been organized by its members, a number of whom are engaged in some aspect of the apparel business, for the purpose of acquiring the trademark assets.

         Global has its principal executive offices at 1407 Broadway, 41st Floor, New York, NY 10018.

Background of the Trademark Assets Sale

         On December 4, 2002, Global sent a letter to Aris proposing to acquire certain trademarks and related assets owned by Aris subject to execution of a mutually acceptable definitive trademark purchase agreement.

         On December 11, 2002, Aris and Global signed a non-binding letter of intent, pursuant to which, Aris and Global, agreed, among other things, to negotiate in good faith toward a definitive trademark purchase agreement and to enter into an exclusive negotiation period lasting until February 14, 2003.

         On January 8, 2003, Global commenced financial and legal due diligence with respect to the trademark assets and on January 29, 2003, Global's legal advisors provided a draft of the trademark purchase agreement to Aris and its legal advisors. Over the next several weeks, the parties entered into negotiations of the trademark purchase agreement and Global's legal advisors continued their due diligence investigation.

         On February 28, 2003, the parties agreed to amend the letter of intent to, among other things, extend the exclusive negotiating period to March 7, 2003. From February 28, 2003 to March 7, 2003 the parties continued to negotiate the terms of the trademark purchase agreement and Global and its legal advisors continued their due diligence investigation. On March 7, 2003 the letter of intent expired pursuant to its terms. During the next several weeks the parties continued to negotiate the terms of the trademark purchase agreement and to address outstanding due diligence issues.

         On April 16, 2003, the Aris Board met with management and its legal advisors to review the status of the negotiations. At such meeting, the Board authorized the management of Aris to continue its negotiations with Global. During the next few weeks, Aris and Global, together with their respective legal advisors, continued to negotiate the terms of the trademark purchase agreement.

         The Aris Board of Directors reconvened on April 28, 2003 and reviewed the terms of the trademark purchase agreement. In addition, InteCap, Inc, Aris's financial advisor, delivered its oral opinion, which was later confirmed in writing, to the effect that, from a financial point of view and subject to the matters discussed in its opinion, the consideration to be received by Aris in the trademark assets sale was fair to Aris. The Board was informed that during the course of the negotiations Global had indicated that, subject to entering into the trademark purchase agreement with Aris, Global expected to enter into a license agreement with Kellwood Company under which Kellwood would license the trademarks from Global, following consummation of the transactions contemplated by the trademark purchase agreement, for use in connection with women's junior sportswear, women's junior intimate apparel and women's junior dresses in the United States. The Board was also informed that in that connection Kellwood would require certain transition services from Aris and Adamson Apparel, Inc., the current XOXO(R) licensee, to prepare for the development, manufacture and shipment products after October 1, 2003. Subject to finalizing the appropriate documentation with Global and Kellwood, the Aris Board of Directors with one director abstaining then approved the trademark assets sale.

         Between April 28, 2003 and May 7, 2003, Aris and Global negotiated the final terms of the trademark purchase agreement, Global and Kellwood finalized the terms of their license agreement and Aris, Adamson and Kellwood finalized the terms of a transition license agreement.

         On May 7, 2003, Global made an earnest money payment of $2 million to be held in escrow under the terms of the trademark purchase agreement and Aris and Global entered into the trademark purchase agreement. In addition on such date Aris entered into a transition license agreement with Kellwood Company and Global and Kellwood entered into their license agreement relating to the trademarks.

         Reasons for the Trademark Assets Sale and Recommendation of the Aris Board

         The Aris Board has approved the trademark purchase agreement and recommends to the shareholders of Aris that they vote FOR the proposed trademark assets sale.

         In reaching its decision, the Aris Board consulted with its financial and legal advisors, and considered a variety of factors, including the following:

o The business, financial condition and recent results of operations of Aris to the extent related to the trademark assets and of Aris as a whole.

o The opinion of InteCap, Inc. dated April 28, 2003, to the effect that, as of such date, and based upon and subject to the matters set forth in its opinion, from a financial point of view, the consideration to be received by Aris pursuant to the trademark purchase agreement is fair to Aris.

o That the proposed trademark assets sale is subject to the approval of the Aris shareholders.

o That Aris may provide information to a third party which makes an unsolicited proposal for an alternative transaction if the Board determines, based upon advice from outside legal counsel, that the failure to do so could reasonably be expected to be inconsistent with the Board's fiduciary duties and that the Board may terminate the trademark purchase agreement to enter into such an alternative transaction subject to payment to Global of a $2 million fee.

o Global's obligation to consummate the proposed trademark assets sale contemplated by the trademark purchase agreement is not subject to any financing contingencies and Global's willingness of Global to make a $2 million earnest money escrow payment.

o That it is a condition to consummation of the trademark purchase agreement that Adamson Apparel, Inc. agree, among other things to terminate its license with respect to the trademarks and that Adamson would require compensation in connection with such termination.

o The anticipated use of the net proceeds from the proposed trademark assets sale to repay certain indebtedness of Aris.

         The foregoing discussion of the information and factors considered by the Aris Board is not exhaustive but does include all material factors considered by the Aris Board. The Aris Board did not quantify or attach any particular relative or specific weight to the various factors it considered in reaching its determination to recommend that shareholders vote for the proposed trademark assets sale. Rather, the Aris Board viewed its position and recommendation as being based on the totality of the information presented to and considered by it. In addition, individual members of the Aris Board may have given different weights to different factors.

     The Aris Board recommends that Aris shareholders vote FOR the approval of the trademark assets sale.

     Opinion of Aris's Financial Advisor

     On April 28, 2003, InteCap, Inc. delivered its opinion to the Aris Board of Directors, to the effect that, as of such date, and, based upon and subject to certain matters stated therein, the consideration to be received by Aris in the transaction was fair from a financial point of view to Aris.

     The full text of the written opinion of InteCap, dated April 28, 2003, is included as Annex C to this document. Shareholders should read this opinion for a discussion of the assumptions made, factors considered and limitations upon the review undertaken by InteCap in rendering its opinion. The following is a summary of InteCap's opinion and the methodology InteCap used to render its fairness opinion.

     InteCap's advisory services and opinion were provided for the information and assistance of the Aris Board of Directors in connection with its consideration of the transaction. The InteCap opinion is not intended to be and does not constitute a recommendation to any shareholder of Aris as to how such shareholder should vote with respect to the transaction. InteCap was not requested to opine as to, and its opinion does not in any manner address, Aris's underlying business decision to proceed with or effect the transaction.

     In arriving at its opinion, InteCap reviewed and analyzed:

     o    a draft of the trademark purchase agreement;

     o publicly available information concerning Aris which was deemed to be relevant to its opinion;

     o financial information with respect to the current business related to, and future prospects of, the trademark assets as furnished to InteCap by Aris, including both historical and forecasted sales and royalties;

     o other financial analyses and investigations, including discussions with senior management of Aris, concerning the historical and current financial performance of the XOXO(R) trademark; and

     o    various financial and market information concerning the industry.

     In arriving at its opinion, InteCap assumed and relied upon the completeness and accuracy of the financial and other information provided to it or represented to it by Aris or otherwise utilized by it in arriving at its opinion without independent verification.

     InteCap, assumed that financial projections utilized were reasonably prepared reflecting the best available estimates of the management of Aris as to future financial performance.

     InteCap also relied upon publicly available information from sources generally deemed reliable. While it believes that the information relied upon is both accurate and complete, InteCap did not represent this information as such, and accepted the information without further verification.

     In connection with rendering its opinion, InteCap performed certain financial, comparative and other analyses as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its fairness opinion, InteCap did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, InteCap believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, InteCap made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Aris. Any estimates contained in the analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

     Discounted Cash Flow Analysis. The discounted cash flow analysis provides a net present valuation of management projections of the projected after-tax unlevered free cash flows from financial projections for the trademark assets. Utilizing the discounted cash flow method, InteCap calculated a range of values for the trademark assets assuming a range of after-tax discount rates from 14% to 18% and a terminal value. Based upon the midpoint of the discount rates and the range of possible values for revenues from the trademark assets, the range of the trademark assets' implied values was approximately $33 million to approximately $45 million.

     Comparable Trademark Intensive Transactions. The comparable trademark intensive transactions analysis provides a market valuation benchmark based on an analysis of implied multiples in comparable trademark intensive transactions. For this analysis, InteCap reviewed the implied multiples for the sales of selected trademark properties that InteCap deemed comparable to the trademark assets. These trademark properties included :

     o    Gillian, Schrader, AJ Bari, Kenar (dresses, women's sportswear);

     o    After Six (formal wear);

     o    Sideout Athletic Wear (sports apparel);

     o    Carole Little, CL Fashions (jeans, sportswear, dresses);

     o    Casual Male (casual and dress for big and tall men); and

     o    Perry Ellis (men's and boy's wear and fragrances).

     Using publicly available information, InteCap calculated and analyzed the implied multiples of these transactions by ascertaining the transaction amount and dividing that by the trademark properties' annual revenues. This analysis generated an implied revenue multiple of 0.08x to 0.19x. The trademark assets' revenues were multiplied by these implied multiples in order to determine a range of values. This analysis generated an implied revenue multiple of .08x to .19x which yielded valuations for the trademark assets ranging from approximately $9 million to approximately $25 million.

     Comparable Enterprise and Transaction Values. The comparable enterprise and transaction values analysis provides a market valuation benchmark by generating an implied revenue multiple based on an analysis of the enterprise and transaction values of selected comparable companies. For this analysis, InteCap calculated the enterprise and transaction values for selected comparable companies that InteCap deemed comparable to Aris. These companies included:

     o    Cherokee;

     o    Mossimo; and

     o    Perry Ellis

     Using publicly available information, InteCap calculated and analyzed the implied multiple of these companies by ascertaining the enterprise or transaction value and dividing that by certain of the company's annual revenues. This analysis generated an implied revenue multiple of 2.7x to 4.8x. The trademark assets' revenues were multiplied by the implied revenue multiples in order to determine a range of values. This methodology yielded valuations for the trademark assets ranging from approximately $24 million to approximately $52 million.

     Because the market conditions, rationale and circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between the businesses, operations and prospects of the trademark assets and the acquired businesses analyzed, InteCap believed that it was inappropriate to, and therefore, did not rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the characteristics of these transactions and the trademark assets sale that would affect the acquisition values of the trademark assets and such acquired companies.

     InteCap attempted to calculate additional market valuation benchmarks. InteCap calculated the implied revenue transaction multiple underlying the 1999 Lola transaction in which Aris purchased the XOXO(R) and related trademarks. This analysis generated an implied revenue multiple of 0.23x. The trademark assets' revenues were multiplied by the implied multiple in order to determine a range of values based on the Lola transaction. This methodology yielded valuations for the trademark assets ranging from approximately $25 million to approximately $30 million.

     Aris Enterprise Value Allocation. For this analysis InteCap calculated Aris' enterprise value based on a range of share prices for Aris common stock as well as a range of allocations of differing portions of Aris' total enterprise value directly to the XOXO(R) and related trademarks. This methodology yielded valuations for the trademark assets ranging from approximately $35 million to approximately $46 million

     InteCap also considered various other circumstances and information related to the trademark assets, including, among other things, recent sales trends, licensee history and profitability.

     InteCap is an international consulting firm dedicated to advising clients on economic, valuation, and strategy issues related to intellectual property and complex commercial disputes. InteCap has 160 professionals in 9 offices throughout the United Stated and Great Britain. InteCap is regularly engaged to provide valuation and strategic consulting services related to intellectual property matters. InteCap will receive a fee for its services in the rendering of this opinion whether or not a transaction occurs. Neither InteCap's employment nor its compensation is in any way contingent upon its opinion in this matter. Neither InteCap nor any of its employees has any present or contemplated financial interest in Aris or Global. InteCap has previously rendered certain financial advisory services to Aris.

Accounting Treatment

          Aris anticipates that the sale of the trademark assets, related intellectual property assets and related goodwill will result in a gain. A gain (non-operating in nature) will be recorded to the extent that the net proceeds exceed the carrying amount of the trademark assets, related intellectual property assets and related goodwill in Aris's books and records.

Certain United States Federal Income Tax Consequences of the Trademark Assets Sale

         The following is a summary of certain United States federal income tax consequences to Aris and Aris's shareholders of the trademark assets sale under the trademark purchase agreement. This discussion is for general information only and is based on the provisions of the Internal Revenue Code of 1986, as amended, Treasury Department Regulations issued pursuant thereto and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and foreign laws are not addressed herein.

         The sale of assets under the trademark purchase agreement will be a taxable transaction to Aris and its selling affiliates for United States federal income tax purposes and likely will be a taxable transaction for state and local income tax purposes as well. In general, Aris and its selling affiliates, as applicable, will recognize gain or loss on the sale of each asset equal to the difference, if any, between the amount realized from the sale of each asset less the seller's adjusted tax basis in each such asset. The amount realized from the sale of each asset generally will equal the sum of the amount of money paid by Global in respect of such asset plus the amount of any liabilities that are assumed by Global in consideration for such asset. Aris expects that Aris and its selling affiliates will recognize a net gain for income tax purposes from the sale of assets under the trademark purchase agreement. For federal income tax purposes, Aris expects that net operating loss carryovers of the Aris Consolidated Group will be available to offset the amount of any such net gain. Aris has not yet determined the state and local income tax consequences of the sale of assets under the trademark purchase agreement, including, for example, whether and to what extent net operating loss carryovers will be available for state and local income tax purposes to offset net gain. Consequently, Aris and its selling affiliates may incur state and local income taxes (possibly of a material amount) as a result of the sale of assets under the trademark purchase agreement.

         The sale of assets under the trademark purchase agreement will not be a taxable transaction for United States federal income tax purposes for the Aris shareholders.

Antitrust

         Due to the transaction's size, and the size of the entities participating in the sale, this asset sale does not require any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related rules nor is any related approval necessary for its consummation.

Dissenters' Rights

         Aris is a New York corporation. Because the sale of the assets under the trademark purchase agreement may be construed under New York law as a "sale of substantially all of the assets" of Aris, its shareholders who do not vote in favor of the trademark assets sale may have the right to seek to obtain payment in cash of the fair value of their shares under Section 910 of the New York Business Corporation Law ("BCL"). Aris does not believe that dissenters' rights attach to this transaction, because it does not believe the sale of the trademarks assets and related intellectual property assets constitute a sale of "all, or substantially all" of Aris's assets under New York law. For additional information about the vote required to approve the trademark assets sale, see "The Aris Special Meeting - Vote Required for Approval." If the sale of the trademark assets to Global were to be deemed to constitute a sale of "all, or substantially all" of Aris's assets under New York law, then holders of Aris Common Stock would be entitled to dissenters' rights under New York law. Holders of Aris Common Stock who would want to invoke their dissenters' rights, if they are determined to be applicable to the trademark assets sale, should therefore follow the procedures described below.

         The BCL provides Aris's shareholders with the right to dissent from the transaction and to obtain payment of the fair value of their shares if the transaction is consummated. "Fair value" means the value of the shares immediately before the consummation of the sale, excluding any appreciation or depreciation in anticipation of the sale unless exclusion is inequitable. Shareholders must follow certain procedures required by Section 623 of the BCL to dissent from the sale. A copy of Section 623 of the BCL, which governs the procedures for the exercise of such dissenters' rights under New York law, is attached as Annex D. A summary description of the dissenters' rights requirements is provided below. The description is only a summary and is qualified in its entirety by reference to the text of Section 623 of the BCL in Annex D. Aris urges its shareholders to read these requirements and follow the procedures precisely as failure to follow all of the steps required by
Section 623 will result in the loss of shareholders dissenters' rights. Any shareholder who votes against the sale may dissent and elect to exercise dissenters' rights under Section 623 of the BCL. A dissenting shareholder must exercise such rights with respect to all shares of Aris's Common Stock that are owned of record and beneficially by the shareholder. A nominee or fiduciary who holds shares of record for a beneficial owner may not dissent on behalf of the beneficial owner with respect to less than all shares held on behalf of the beneficial owner.

         To dissent and to receive the fair value in a cash payment, if the trademark assets sale is effected, a dissenting shareholder must take each of the following actions:

     o file with Aris, prior to or at the special meeting and before the vote, a written objection to the trademark assets sale (and not withdraw the objection before the vote); and

     o    vote against the trademark assets sale.

         The written objection sent by the dissenting shareholder must comply with the requirements of Section 623 of the BCL. The objection is not required from any shareholder to whom Aris did not give notice of the annual meeting. Within 10 days after the vote of shareholders approving the trademark assets sale, Aris must give written notice of such authorization by registered mail to each dissenting shareholder who filed written objection or from whom written objection was not required and who did not vote in favor of the trademark assets sale. Within 20 days after the giving of such notice, any shareholder from whom written objection was not required and who elects to dissent from the proposed trademark assets sale must file with Aris a written notice of such election, stating the dissenting shareholder's name and residence address, the number of shares of Common Stock as to which the notice applies and a demand for payment of the fair value of such shares. Upon consummation of the trademark assets sale, each dissenting shareholder who dissents in the manner set forth above will cease to have any rights as a shareholder, except the right to be paid the fair value of such dissenting shareholder's shares of Aris's Common Stock and any other rights under Section 623 of the BCL.

         The written notice of election of dissent may be withdrawn by a dissenting shareholder at any time prior to accepting in writing an offer by Aris for shares of its Common Stock held by the dissenting shareholder, but in no case later than 60 days after the later of the consummation of the trademark assets sale and the date Aris makes its written offer. After that time, withdrawal will require Aris's written consent. If a written notice of election is withdrawn, the dissenting shareholder will lose his or her dissenters' rights and shall not have the right to receive payment for his or her shares and he shall be reinstated to all his or her rights as a shareholder as of the consummation of the trademark assets sale.

         At the time of filing the written notice of election to dissent or within a month thereafter, a dissenting shareholder must submit all of the certificates representing his or her shares to Aris or its transfer agent. Aris (or Aris's transfer agent) will then note thereon that a written notice of election to dissent has been filed in respect of such shares and will then return them to the dissenting shareholder. Any dissenting shareholder who fails to submit certificates representing shares of Aris's Common Stock for such notation will, if Aris, at its option, so notifies such dissenting shareholder in writing within 45 days after the date that the written notice of election to dissent was filed, lose his or her dissenters' rights (unless a court, for good cause shown, shall otherwise direct). Within the later of 15 days after the consummation of the sale or 15 days after the expiration of the period within which shareholders may file their notices of election to dissent (but in no event later than 90 days after the special meeting), Aris will be required to make a written offer by registered mail to each dissenting shareholder who has filed his or her notice of election to pay for their shares at a specified price which Aris considers to be the share's "fair value." Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. The dissenting shareholder will have 30 days to accept this written offer.

         Aris may request a court to determine the rights of dissenting shareholders and to fix the fair value of Aris's shares. If Aris does not institute such a proceeding, any dissenting shareholder may do so. Aris can not predict the fair value of any shares that may be determined by a court. Merely voting against the trademark assets sale will not satisfy the requirements for a written demand for the payment of fair value of a shareholder's shares or the other actions specified in Section 623 of the BCL to perfect such dissenters' rights, and the written demand for the payment of the fair value of a dissenting shareholder's shares must be in addition to and separate from any proxy or vote against the trademark assets sale. ANY SHAREHOLDER WHO DOES NOT DELIVER TO ARIS BEFORE THE VOTE IS TAKEN WRITTEN
NOTICE OF HIS OR HER INTENT TO DEMAND FAIR VALUE PAYMENT FOR HIS OR HER SHARES OF ARIS'S COMMON STOCK, WHO VOTES IN FAVOR OF THE TRADEMARK ASSETS SALE, WHO DOES NOT DEMAND PAYMENT OR WHO DOES NOT DEPOSIT HIS OR HER COMMON STOCK CERTIFICATES BY THE DATE SET FORTH IN THE DISSENTERS' NOTICE IS NOT ENTITLED
TO FAIR VALUE PAYMENT FOR HIS OR HER SHARES OF ARIS'S COMMON STOCK UNDER SECTION 623 OF THE BCL.


                            TRANSACTION AGREEMENTS

         Aris believes this summary describes the material terms of the trademark purchase agreement and the voting agreement. However, Aris recommends that you read carefully the complete agreements for the precise legal terms of the trademark purchase agreement and the voting agreement and other information that may be important to you. The trademark purchase agreement is included in this proxy statement as Annex A and the voting agreement is included in this proxy statement as Annex B.


The Trademark Purchase Agreement

         Form of Asset Sale

         If all of the conditions to the trademark assets sale are satisfied or waived in accordance with the trademark purchase agreement, Aris will sell certain trademark assets including the trade name and service mark XOXO(R) and the trademarks XOXO(R), XOXO IN AMERICA AND ABROAD(R), LOLA(R) and FRAGILE(R) along with certain related assets and accompanying goodwill, as described in the trademark purchase agreement, and Global will buy such trademarks and related assets, as described in the trademark purchase agreement.

         Consideration for the Assets

         The aggregate consideration Aris will receive from Global for the trademark assets sale will consist of the payment or delivery by Global to Aris of $43 million in cash, of which $2 million shall be set aside in one escrow account and $1 million shall be set aside in an additional escrow account, to secure certain post-closing obligations of Aris.

         Earnest Money Deposit

         Upon execution of the trademark purchase agreement, Global set aside $2 million in an escrow account as an earnest money deposit. In the event the transaction is consummated the escrow account shall be, at Global's discretion, either paid as part of the purchase price or returned to Global. In the event that the transaction is not consummated because of the failure of Aris to satisfy certain conditions to Global's obligation to close, the earnest money deposit shall be returned to Global. In the event that the transaction is not consummated because of Global's failure to satisfy certain conditions to Aris's obligation to close, including the validity of Global's representations and warranties, Global's payment of the purchase price, or Global's performance of its obligations under the trademark purchase agreement, then the earnest money deposit shall be paid to Aris.

         Post Closing Escrow Payments

         Upon the consummation of the transaction, Global will deposit $2 million of the purchase price in an escrow account. For the period commencing from the consummation of the transaction and ending six months after the later of, the date the transaction is consummated or the Adamson Effective Date, as defined in the trademark purchase agreement, the escrow agent shall release the funds from the escrow account if off-price sales by Adamson exceed 35% of Adamson's total sales during that period. Additionally, if during this period, any retailer shall claim a chargeback from Global arising from actions by Aris or Adamson and for which Global gives credit to the retailer, the escrow agent shall release an amount equal to the amount paid by Global to any retailer. Additionally, if during this period any licensee shall off-set or otherwise deduct any amount against its payments due pursuant to its license agreement as a result of actions or omissions by Aris or Adamson, the escrow agent shall release an amount equal to the off-set or deduction to Global. At the end of the escrow period all remaining funds shall be released to Aris.

         Upon the consummation of the transaction, Global will also deposit $1 million of the purchase price into an additional escrow account. The escrow agent shall release funds from the account to Global in an amount equal to any damages arising from Aris's indemnification obligations with respect to certain specified risks. Additionally, the escrow agent shall also release funds from the account to Global in an amount equal to any damages sustained by Global as a result of a final, non-appealable judgment in any proceeding between Aris and Grupo Xtra of New York, Inc. related to the trademark assets, as described in the trademark purchase agreement, as well as costs for Global's defense counsel incurred during such proceeding. The escrow agent shall release those funds during a period beginning with the consummation of the transaction and ending on the third anniversary of that date. At the end of that period all remaining funds in the additional escrow account will be given to Aris.

         Representations and Warranties

         In the trademark purchase agreement, Aris, and each of its wholly-owned subsidiaries, XOXO Clothing Company, Inc. and Europe Craft Imports, Inc., make representations and warranties with respect to, among other things:

         o their organization, existence, good standing, corporate power and similar corporate matters;

         o their authorization, execution, delivery and performance under and the enforceability of the trademark purchase agreement and related matters;

         o the absence of violations, defaults or conflicts under their certificates of incorporation, bylaws, any applicable law, judgment, order, decree, or certain other agreements as a result of the contemplated transaction,

         o the good, valid and transferable title to all the trademark assets, as described in the trademark purchase agreement, trademark applications and copyright assets, and the absence of any encumbrances, except as detailed in the agreement;

         o their exclusive right and authority to license the trademark assets, as described in the trademark purchase agreement to third parties;

         o their sole record ownership in the appropriate governmental office of the trademark assets, as described in the trademark purchase agreement, except as detailed in the agreement;

         o their lack of any right, title or interest in any of the trademark assets and related assets, as described in the trademark purchase agreement, after closing;

         o the absence of any previously assigned rights to the trademarks assets as described in the trademark purchase agreement and related intellectual property assets;

         o the absence of any infringement by Aris, XOXO Clothing Company, Inc. or Europe Craft Imports, Inc. of any third party rights by use of the trademarks assets and related intellectual property assets;

         o the absence of any other licenses for the trademarks assets and related intellectual property assets;

         o    the current status of trademark registrations;

         o the lack of royalties or other consideration payments required in connection with use by Aris, XOXO Clothing Company, Inc. or Europe Craft Imports, Inc. of the trademarks and related intellectual property assets.

         o the absence of legal proceedings relating to the trademark assets and related intellectual property;

         o the absence of any brokerage fee in connection with the transaction.

         In the trademark purchase agreement, Global makes representations and warranties with respect to, among other things:

         o its organization, existence, current status, corporate power, and similar corporate matters;

         o its authorization, execution, delivery and performance under and the enforceability of the trademark purchase agreement and related matters;

         o the absence of violations, defaults or conflicts under any applicable law, judgment, order, decree, or as a result of the contemplated transaction,

         o    the sufficient cash resources to pay the purchase price.

         o the absence of any brokerage fee in connection with the transaction.

         Certain Matters Pending the Closing of the Trademark Assets Sale

         Full Access. Aris has agreed that, during the period until the closing date, Aris will give to Global and its authorized representatives full access to and permission to inspect all the offices, properties, books, documents and records related to the trademark assets, as described in the trademark purchase agreement, and related assets.

         Confidentiality. Global has agreed to keep confidential, and cause its employees, officers, directors, representatives, consultants and advisors to keep confidential, certain information obtained from Aris.

         Conduct of Business by Aris. Aris has agreed that, prior to the closing date, it will not, subject to certain exceptions, take certain actions without the prior written consent of Global, unless such actions are expressly permitted by the trademark purchase agreement, or are taken in the ordinary course of business. Subject to certain exceptions, Aris has agreed to the following with respect to itself and, where applicable, certain of its subsidiaries:

         o Conduct of Operations. To conduct business in the ordinary course in substantially the same manner as conducted in the past, except for the right to settle any claim that does not have a materially adverse effect on the trademarks.

         o Contracts. Not to enter into any contracts or amend any contracts relating to the trademark assets, except as contemplated by the trademark purchase agreement;

         o Advertising. Not to enter into any new material advertising commitments without prior consent of Global.

         o Sales. Not to make sales to any new person or entity other than existing retailers without consent of Global.

         o Liabilities. Pay all liabilities in the ordinary course when due and payable, other than long-term indebtedness.

         Consents, Approvals and Notifications. Aris and its subsidiaries shall give any notice, make any filings and use their reasonable efforts to obtain, any other authorizations, consents and approvals of any governmental authority as well as certain lenders as would be required to be obtained to consummate the transactions.

         Exclusive Dealing and Termination Fee. Aris agrees, and agrees to cause its subsidiaries and the officers, directors, employees agents or representatives of Aris and its subsidiaries, neither to solicit, initiate or accept any discussions, nor provide information or participate in any discussions concerning any merger, sale of substantially all of its assets, sale of shares of capital stock or other equity securities, or any similar transaction involving XOXO Clothing Company, Inc., or the trademark assets, as described in the trademark purchase agreement, and related intellectual property assets. Such limitation shall not include the assets of Aris not included in trademark purchase agreement.

         However, if prior to consummation of the transaction, the fiduciary duties of the Board of Aris require it to act on an unsolicited proposal, it may provide information with respect to Aris and its subsidiaries to another person that has made an unsolicited proposal.

         Aris shall notify Global within one business day of any such unsolicited proposals received by Aris, its subsidiaries or any of its representatives indicating the name of the person submitting such proposal and the material terms and conditions of any offers or proposals. Aris commits that its board shall not enter into a definitive agreement unless Global has been granted proper notice and given five days to match the offer by the third party. If Global matches the offer, Aris shall sell the trademarks and related intellectual property assets to Global. If Global does not match, and Aris elects to enter into a definitive agreement with the third party, Aris shall pay Global a liquidated damages fee of two million dollars.

         Shareholder Approval and Termination Fee. Subject to the fiduciary duties of Aris's Board, Aris will take all action necessary to duly convene a meeting of Aris's shareholders in order to obtain shareholder approval as promptly as is practicable. Subject to its fiduciary duties, Aris's board shall recommend to its shareholders that it vote in favor of this agreement. In the event that the meeting of Aris's shareholders is held, and Aris's shareholders fail to approve the trademark assets sale, Aris shall pay Global a liquidated damages fee of two million dollars.

         Proxy Statement. Aris has agreed to prepare and file the definitive proxy statement and other proxy solicitation materials and endeavor to promptly respond to any comments of the SEC. Aris has further agreed to provide Global with an opportunity to comment on any proposed filings.

         Publicity. Global and Aris agree not to make any public announcements or respond to any press inquiry with respect to the trademark purchase agreement and the transactions contemplated thereby without first obtaining the other party's approval. However, Aris may make disclosures in order to comply with any securities or related laws or regulations, but will consult with and give notice, to the extent possible, to Global regarding such disclosure.

         Updates. Aris has agreed that, during the period prior to the closing date, Aris will promptly supplement or amend the schedules to the trademark purchase agreement with respect to any matter arising which, if existing or occurring at or prior to the date of the trademark purchase agreement, would have been required to be set forth on such schedules or which is necessary to correct any information given by Aris which has been rendered inaccurate.

         Temporary License Agreement. Aris and XOXO Clothing Company, Inc. have granted to Global, a non-exclusive right and license to design, manufacture, promote, advertise, sell and distribute certain products utilizing the trademarks and related intellectual property assets. Aris shall receive a royalty based upon net sales pursuant to the license. This license is granted provided that no products are shipped by Global, or its licensee, prior to October 1, 2003. If the closing does not occur for any reason prior to August 31, 2003 the license will terminate. The license is not assignable, except that Global has the right to sublicense its rights to Kellwood. In connection with the license granted to Global, Aris entered into an agreement to amend its existing license with Adamson and Global agreed to be bound by certain provisions of the existing Adamson license.

         Closing Conditions

         The trademark purchase agreement contains certain conditions to the parties' obligations to complete the trademark assets sale.

         Global shall not be obligated to complete the trademark assets sale unless:

         o Agreements and Obligations. Aris, XOXO Clothing Company, Inc. and Europe Craft Imports, Inc. have performed and complied in all material respects with all agreements and obligations required by the trademark purchase agreement to be performed and complied with by each of them on or prior to the closing date.

         o Proceedings and Instruments Satisfactory. All corporate or other proceedings necessary in connection with the transactions contemplated by the trademark purchase agreement and all related documents shall be reasonably satisfactory to Global in both form and substance.

         o Absence of Litigation. There shall not have been issued and be in effect on the closing date any order of any court or other tribunal of competent jurisdiction which would prohibit or make illegal the purchase by Global of the trademark assets, as described in the trademark purchase agreement, and related intellectual property assets, require divestiture of those assets by Aris, or would impose limitations on the ability of Global to exercise full rights of ownership over those assets. No injunction or other order shall be in effect on the closing date preventing the consummation of the transaction. Additionally no suit or other action against the trademark assets shall be pending or threatened.

         o Representations and Warranties. The representations and warranties of Aris, XOXO Clothing Company, Inc. and Europe Craft Imports, Inc. contained in the trademark purchase agreement that are qualified by materiality or material adverse effect are true and correct as of the date of the agreement and as of the closing date of the transaction (other than those which speak as of a different date, which must be true and correct as of that date). The representations made by Global that are not qualified shall be true and correct in all material respects as of the date of the agreement and as of the closing date of the transaction.

         o No Adverse Change. During the period from the date of the trademark purchase agreement to the closing date there shall not have occurred or been discovered any condition that would be materially adverse to the trademarks assets, as described in the trademark purchase agreement, and related intellectual property assets other than facts or conditions relating to the economy, in general the industries in which Aris operates, or the worsening of current conditions caused by the acts of terrorism or war or the actions by Global contemplated in the trademark purchase agreement.

         o Deliveries at Closing. Aris shall have delivered to Global the assignments of the trademarks, a certificate of an executive officer of Aris certifying to the fulfillment of the conditions set forth in the trademark purchase agreement, a copy of the resolutions of Aris's board authorizing the delivery of the trademark purchase agreement and Aris's performances under it.

         o Commitment by Adamson. Aris shall have obtained from Adamson certain commitments including the right for Global to purchase Adamson's inventory under specific terms, and Adamson's commitment, in the event that Global does not exercise such right, to dispose of its inventory by September 30, 2003.

         o Approval and Consents. The proper notices, permissions, approvals and consents as required by various governmental, or other entities, have been obtained and delivered to Global.

         o Change of Name. Aris shall change the name of certain subsidiaries to a name dissimilar from the trademarks and other related intellectual property assets.

         o Shareholder Approval. The trademark assets sale shall have been approved by shareholders possessing at least two-thirds of the voting power of all outstanding shares of Common Stock of Aris.

         o Prepayment of Certain Liabilities. All amounts payable by XOXO Clothing Company, Inc. pursuant to a specific agreement between XOXO Clothing Company, Inc and Esteem Fashions, Inc., whether or not due and payable at the time of the consummation of the trademark assets sale, shall have been paid.

         Aris shall not be obligated to complete the trademark assets sale unless:

         o Agreements and Obligations. Global has performed and complied in all material respects with all agreements and obligations required by the trademark purchase agreement to be performed and complied with by it on or prior to the closing date.

         o Proceedings and Instruments Satisfactory. All corporate or other proceedings necessary in connection with the transactions contemplated by the trademark purchase agreement all related documents shall be reasonably satisfactory to Aris in both form and substance.

         o Absence of Litigation. There shall not have been issued and be in effect on the closing date any order of any court or other tribunal of competent jurisdiction which would prohibit or make illegal the purchase by Global of the trademark assets, as described in the trademark purchase agreement, and related intellectual property assets, require divestiture of those assets by Aris, or would impose limitations on the ability of Global to exercise full rights of ownership over those assets. No injunction or other order shall be in effect on the closing date preventing the consummation of the transaction. Additionally no suit or other action against the trademark assets shall be pending or threatened.

         o Representations and Warranties. The representations and warranties of Global contained in the trademark purchase agreement that are qualified by materiality or material adverse effect are true and correct as of the date of the agreement and as of the closing date of the transaction (other than those which speak as of a different date, which must be true and correct as of that date). The representations made by Global that are not qualified shall be true and correct in all material respects as of the date of the agreement and as of the closing date of the transaction.

         o Payment of Purchase Price. Global shall have paid to Aris the purchase price as described in the agreement.

         o Certificate. Global has furnished a certificate of the manager of Global to evidence compliance with the conditions set forth in the trademark purchase agreement.

         o Shareholder Approval. The trademark assets sale shall have been approved by shareholders possessing at least two-thirds of the voting power of all outstanding shares of Common Stock of Aris.

         o Absence of Dissenter's Rights. As of the date of Aris's special meeting shareholders holding 5% or more of the outstanding shares of Aris Common Stock shall not have notified Aris of their intentions to assert their rights pursuant to Sections 910 and 623 of the BCL.

         o Approvals and Consents. Aris shall have obtained the consents set forth in the trademark purchase agreement.

         Termination

         Aris and Global may mutually agree to terminate the trademark purchase agreement prior to the closing date. In addition either company may terminate the trademark purchase agreement if specified events do not occur. These include:

         o if the conditions set forth in the trademark purchase agreement have not been satisfied or waived by August 31, 2003;

         o if an order, decree, ruling or injunction has been entered permanently restraining, enjoining or prohibiting the consummation of the trademark assets sale and such order, decree ruling or injunction has become final and non-appealable;

         o if there has been a material violation or breach by the other party of any agreement, covenants, representation or warranty contained in the trademark purchase agreement and such violation or breach has not been cured by such other party; and

         o if the Aris shareholders vote against approval of the asset sale.

         Aris may terminate the trademark purchase agreement in the event that Aris's Board has recommended a transaction with a third party, other than Global.

         Indemnification

         Aris has agreed to indemnify Global in the event of any suit or action brought by a third party or governmental authority that challenges the validity of Aris's or Global's rights to the trademark assets, as described in the trademark purchase agreement, and related intellectual property assets. Aris has also agreed to indemnify Global for any claim asserted by any current licensees of Aris under Aris's existing trademark license agreements. These indemnification obligations shall survive the consummation of the transaction for three years. Additionally, Aris has also agreed to indemnify Global for any other claim asserted by a third party, including a licensee of Global or a governmental authority arising out of any of Aris's actions or omissions under any existing trademark license agreements or any terminated trademark license agreements. Aris's indemnification obligations shall not apply until the amount of damages exceeds $100,000, but will not exceed the amount of the purchase price. The minimum threshold amount does not apply to certain proceedings.

         Aris has also agreed to indemnify Global for any taxes owed by Aris or any of its subsidiaries.

         Global has agreed to indemnify Aris in the event of any suit, action or proceeding brought by a third party or governmental authority arising out of any action by Global after the consummation of the transaction. Global's obligations shall not apply until the amount of damages exceeds $100,000.

         Amendment

         At any time, the parties may amend, supplement, modify, waive or terminate the trademark purchase agreement by written consent of the party being bound.

The Simon Voting Agreement

         Arnold H. Simon, the Chairman and CEO of Aris, and The Simon Group, LLC entered into a voting agreement with Global pursuant to which they have agreed to vote all the shares beneficially owned by them in favor of the trademark assets sale. Such shares constitute approximately 43% of Aris's total shares of Common Stock outstanding.

         The voting agreement will terminate if and when the trademark purchase agreement is terminated.


           INTERESTS OF CERTAIN PERSONS IN THE TRADEMARK ASSETS SALE


General

         In considering the Aris Board of Directors' recommendation that the Aris shareholders vote in favor of the approval of the trademark assets sale, Aris shareholders should be aware that some directors and executive officers of Aris have interests in the trademark assets sale that may be different from, and in addition to, their interests as shareholders of Aris.

         These interests relate to or arise from, among other things:

         o Aris's direct indebtedness to Arnold H. Simon, the Chairman and CEO of Aris, Mr. Simon's personal guaranty of certain indebtedness of Aris and Aris's indebtedness to First AHS Corporation, a company wholly-owned by Mr. Simon;

         o the financial relationship between Aris and Adamson Apparel, Inc., a corporation majority-owned by Mr. Simon; and

         o employment agreements between Aris and certain executive officers.

Aris's Indebtedness to Arnold H. Simon and Simon-Related Entities

         Aris intends to use the proceeds from the trademark assets sale to repay certain outstanding indebtedness of Aris, which indebtedness may include several different types of indebtedness either owed to Mr. Simon, personally, guaranteed by Mr. Simon or owed to entities affiliated with Mr. Simon, as described below.

         Direct Indebtedness to Arnold H. Simon. In late January 2001, Mr. Simon loaned Aris $2 million. During the first half of 2002, Mr. Simon made additional loans to Aris totaling $1.5 million. As of December 31, 2002, a total of $3.5 million remained outstanding under Mr. Simon's various loans to Aris. All of the loans bear interest at prime plus 1/4% per annum and are repayable upon demand by Mr. Simon.

         Indebtedness to Third Parties Guaranteed by Arnold H. Simon. As of December 31, 2002, Mr. Simon had personally guaranteed the repayment of $3 million of Aris's indebtedness to Aris's principal lender, The CIT Group/Commercial Services, Inc., under Aris's Financing Agreement. Mr. Simon's obligations as guarantor will not expire until all indebtedness to The CIT Group/Commercial Services, Inc. has been paid in full. Aris is required to repay such indebtedness as a condition to obtaining necessary consents to consummate the trademark assets sale.

         Indebtedness to Entities Affiliated with Arnold H. Simon. During the latter part of 2000, First AHS Corporation, a company wholly-owned by Mr. Simon, opened up letters of credit for merchandise that Aris required for sale to fulfill its orders. When the goods subject to those letters of credit were received, First AHS sold them to Aris at cost. As of December 31, 2002, Aris owed First AHS approximately $7.06 million in connection with these purchases and sales. In addition, as of December 31, 2002, Mr. Simon guaranteed $7 million of First AHS's obligations to the Aris's lenders in connection with the letter of credit facility.

Financial Relationship between Aris and Adamson Apparel, Inc

         In June 2002, Aris, and certain of its subsidiaries, entered into a license agreement with Adamson Apparel, Inc. Adamson is a New York corporation, formed in 2002, which is majority-owned by Mr. Simon, Aris's Chairman and CEO. Mr. Simon also serves as President of Adamson. Pursuant to its license agreement with Aris, Adamson was granted a license to manufacture, market and sell women's, men's and children's clothing using the XOXO(R), Members Only(R) and Baby Phat(R) trademarks in the United States. The initial term of Adamson's license agreement expires on December 31, 2003, but the agreement may be automatically renewed for another one year term, subject to agreement by the parties.

          The license agreement with Adamson requires Adamson to pay royalties of 9% on sales of products using the XOXO(R) and Members Only(R) brands and 3.5% on sales of Baby Phat(R) branded products in addition to payment of the Baby Phat minimum royalty.

         Adamson was initially capitalized with a $7 million investment and purchased the inventory formerly owned by a previous licensee of Aris, Grupo Xtra of New York, from Grupo's lender, The CIT Group/Commercial Services, Inc. In connection with Adamson's purchase of such inventory, a wholly-owned subsidiary of Aris, XOXO Clothing Company, Inc., guaranteed the payment by Adamson of $3,500,000 of the deferred purchase price of such inventory and granted CIT a security interest in the trademarks owned by XOXO Clothing Company, Inc. as collateral for such guaranty.

         In addition, as of December 31, 2002, Aris was indebted to Adamson in the amount of $5.626 million, which is payable on demand and bears no interest.

         In connection with the trademark assets sale, Adamson has agreed to amend its license agreement with Aris, in order to allow Aris to grant to Global the non-exclusive right to design, manufacture, promote, advertise, sell and distribute certain products utilizing the XOXO(R) trademarks, during the period commencing on May 7, 2003 and ending on the closing date of the transactions contemplated by the trademark purchase agreement; provided, that, Global shall not ship any products until October 1, 2003. Adamson will receive no royalties in connection with any such sales by Global.

         In addition, it is a condition to closing that, on the closing date, Adamson agrees to terminate its rights under its license agreement with Aris only insofar as such agreement relates to the granting to Adamson of an exclusive license to use the XOXO(R) trademarks to manufacture, market, promote, advertise and sell women's, men's and children's clothing, jeanswear and sportswear and to agree to, at Global's option, sell its remaining inventory bearing the XOXO(R) trademarks to Global at cost on the closing date, or dispose of all such inventory by September 30, 2003. Aris anticipates that it will be required to compensate Adamson for such agreement.

         In connection with the trademark assets sale, Aris may use a portion of the proceeds to repay indebtedness to Adamson, or transfer certain assets to Adamson in consideration of Adamson's agreement to certain amendments to its existing license agreement with Aris.

Employment Agreements between Aris and Certain Executive Officers

         Arnold H. Simon. Aris entered into an employment agreement with Mr. Simon, effective as of March 1, 1999, pursuant to which Mr. Simon serves as chairman and chief executive officer of Aris and certain of its subsidiaries. The initial term of the agreement continues until February 28, 2005, subject to automatic renewal for successive one-year periods. Pursuant to the agreement, Mr. Simon's base salary is $750,000 per annum, subject to annual review for increase (but not decrease) at the discretion of the Aris Board of Directors. In addition, the agreement provides for annual bonuses equal to 2% of Adjusted EBITDA (as such term is defined in the employment agreement) if Adjusted EBITDA is between $5 million and $10 million, and 3% of Adjusted EBITDA if Adjusted EBITDA is in excess of $10 million. Also pursuant to the agreement, in the event that Mr. Simon's employment is terminated by Aris without "Cause" (as such term is defined in the employment agreement), or in the event that Mr. Simon terminates his employment with Aris for "Good Reason" (as such term is defined in the employment agreement), Mr. Simon shall be entitled to a lump sum payment in an amount equal to his highest annual base salary during the term of the agreement multiplied by 2.99 and a lump sum payment in an amount equal to the average bonus paid or payable to Mr. Simon with respect to the then-immediately-preceding three fiscal years multiplied by 2.99.

         Gregg Fiene. Aris entered into an employment agreement with Gregg Fiene, effective as of August 10, 1999, pursuant to which Mr. Fiene serves as vice chairman of the Aris Board of Directors, chief executive officer of Aris's wholly-owned subsidiary XOXO Clothing Company, Inc., chief executive officer of all divisions of Aris (present and future) engaged in the apparel industry and related ancillary industries, and as chief executive officer, president, or in such other senior executive position with respect to any of the Company's current or future subsidiaries as he and the chairman of the Aris Board of Directors shall mutually determine. The employment agreement will expire on August 9, 2004. Pursuant to the agreement, Mr. Fiene's base salary is $750,000 per annum, subject to annual review for increase (but not decrease) at the discretion of the Aris Board of Directors. In addition, the agreement provides for annual bonuses equal to 2% of Adjusted EBITDA (as such term is defined in the employment agreement) if Adjusted EBITDA is between $5 million and $10 million, and 3% of Adjusted EBITDA if Adjusted EBITDA is in excess of $10 million. Also pursuant to the agreement, in the event that Mr. Fiene's employment is terminated by Aris without "Cause" (as such term is defined in the employment agreement), or in the event that Mr. Fiene terminates his employment with Aris for "Good Reason" (as such term is defined in the employment agreement), Mr. Fiene shall be entitled to a lump sum payment in an amount equal to his highest annual base salary during the term of the agreement multiplied by 2.99 and a lump sum payment in an amount equal to the average bonus paid or payable to Mr. Fiene with respect to the then-immediately-preceding three fiscal years multiplied by 2.99.

         Steven Feiner. Aris entered into an employment agreement with Steven Feiner, effective as of June 13, 2000, pursuant to which Mr. Feiner serves as executive vice president of Aris. The initial term of the agreement continues until February 28, 2005, subject to automatic renewal for successive one-year periods. Pursuant to the agreement, Mr. Feiner's base salary is $750,000 per annum, subject to annual review for increase (but not decrease) at the discretion of the Aris Board of Directors. In addition, the agreement provides for annual bonuses equal to 1% of Adjusted EBITDA (as such term is defined in the employment agreement) if Adjusted EBITDA is between $5 million and $10 million, and 1.5% of Adjusted EBITDA if Adjusted EBITDA is in excess of $10 million. Also pursuant to the agreement, in the event that Mr. Feiner's employment is terminated by Aris without "Cause" (as such term is defined in the employment agreement), or in the event that Mr. Feiner terminates his employment with Aris for "Good Reason" (as such term is defined in the employment agreement), Mr. Feiner shall be entitled to a lump sum payment in an amount equal to his highest annual base salary during the term of the agreement multiplied by 2.99 and a lump sum payment in an amount equal to the average bonus paid or payable to Mr. Feiner with respect to the then-immediately-preceding three fiscal years multiplied by 2.99.

                         BENEFICIAL OWNERSHIP OF STOCK

         The following table sets forth information, as of May 16, 2003, with respect to the beneficial ownership of shares of the Common Stock of Aris by
(1) beneficial owners of more than five percent of Aris Common Stock , (2) each director of Aris, (3) each of the executive officers named in the executive compensation table in Aris's annual report on Form 10-K, as filed with the Commission on March 31, 2003, and (4) all directors and executive officers of Aris as a group. Such beneficial ownership is reported in accordance with the rules of the SEC, under which a person may be deemed to be the beneficial owner of shares of such Common Stock if such person has or shares the power to vote or dispose of such shares or has the right to acquire beneficial ownership of such shares within 60 days (for example, through the exercise of an option). Accordingly, the shares shown in the table as beneficially owned by certain individuals may include shares owned by certain members of their respective families. Because of such rules, more than one person may be deemed to be the beneficial owner of the same shares. The inclusion of the shares shown in the table is not necessarily an admission of beneficial ownership of those shares by the person indicated.


                                                                                  Shares of
                                                                                 Common Stock        Percentage of
                                                                                 Beneficially         Common Stock
Shareholders:                                                                      Owned(1)          Outstanding(1)
-------------                                                                      --------          --------------

Arnold H. Simon, 463 Seventh Avenue, New York, New York 10018..............    47,316,545(2)(3)(4)        42.6

Apollo Aris Partners, L.P. AIF, L.P. c/o Apollo Advisors, L.P., Two
Manhattanville Road, Purchase, New York 10577..............................    16,818,806(3)              14.7

John S. Scaduto,1700 Beacon Lane, Point Pleasant, N.J. 08742...............    10,000,000                  8.7

National Retail Systems Inc., 2820 16th Street, North Bergen, N.J. 07047...    10,000,000                  8.7

Tarrant Apparel Group, 3151 East Washington Blvd.,
Los Angeles, Ca. 90023.....................................................     8,117,647                  7.1

Directors and Executive Officers:
Gregg Fiene................................................................     4,510,000(4)               3.9
Steven Feiner..............................................................     1,800,000(4)               1.6
Paul Spector...............................................................       223,334(4)                *
Howard Schneider...........................................................       100,000(4)                *
Debra Simon................................................................       100,000(4)(5)             *
Mark Weiner................................................................       100,000(4)                *
All Directors and Executive Officers
as a Group (7 persons) ....................................................     54,149,879                 47.1%

__________

(1) Except as noted in these footnotes or as otherwise stated above, each person has sole voting and investment power. Percentages of Common Stock of less than 1% are indicated by an asterisk.

(2) Includes 9,170,204 shares of Common Stock which were sold to two unaffiliated third parties by The Simon Group LLC, but over which Mr. Simon has voting and certain dispositive power. Includes 35,574,841 shares owned by The Simon Group. Arnold H. Simon, the Managing Member of The Simon Group, has sole voting and investment power with respect to the shares of the Company held of record by The Simon Group.

(3) These shares are subject to the 1999 Shareholders Agreement and 1999 Equity Registration Rights Agreement, described below:

         1999 Shareholders Agreement. The Simon Group, Apollo Aris Partners, L.P. AIF, L.P. and Charles S. Ramat entered into a Shareholders Agreement pursuant to which, among other things, the parties agreed to certain limitations on sales of their shares of Common Stock and Series A Preferred Stock in the manner set forth therein and to vote their shares of Aris for the designees nominated by The Simon Group, provided that such nominations must include one individual nominated by Apollo (so long as Apollo beneficially owns at least 50% of the shares of Common Stock beneficially owned by it on such February 26, 1999).

         The 1999 Shareholders Agreement provides that Apollo and Ramat and their permitted transferees ("Non-Simon Subject Shareholders") are required to give The Simon Group a right of first offer to match the proposed sale price on any transfers of shares of Common Stock owned by such Non-Simon Subject Shareholders, other than transfer of shares issued or issuable pursuant to an employee stock option or employee purchase plan; transfers to family group members (as defined in the 1999 Shareholders Agreement) or other affiliates of such Non-Simon Subject Shareholders; transfers by a Non-Simon Subject Shareholder's estate; transfers pursuant to offerings registered under the Securities Act of 1933, as amended (the "Securities Act"); transfers in compliance with Rule 144 of the Securities Act; and transfers not exceeding an annual aggregate of 10% of the shares of Common Stock owned by such Non-Simon Subject Shareholder on February 26, 1999.

         The 1999 Shareholders Agreement provides that, subject to certain limitations, the Non-Simon Subject Shareholders have the right to "tag along" proportionately in accordance with their beneficial ownership of shares of Common Stock in the event of certain non-public transfers by The Simon Group of its shares of Common Stock , at the same consideration per share of Common Stock to be received by The Simon Group in such transfers. Such tag-along rights will also apply to certain transfers by Arnold H. Simon or his affiliates of their beneficial ownership in The Simon Group after August 26, 1999.

         The 1999 Shareholders Agreement also grants The Simon Group the right to "bring along" the Non-Simon Subject Shareholders which are parties thereto in a non-public transfer by The Simon Group of 100% of its ownership of Common Stock , at the same consideration per share of Common Stock to be received by The Simon Group in such transfer, provided that such consideration is entirely in cash or in "Marketable Securities" (of issuers listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market with a market capitalization for such marketable securities of more than $500,000,000), or a combination thereof.

         1999 Equity Registration Rights Agreement. Aris entered into an agreement with The Simon Group, Apollo and Charles S. Ramat pursuant to which Aris granted registration rights with respect to the Common Stock held by The Simon Group, Apollo, Charles Ramat and their respective permitted transferees. Each of such shareholders will have unlimited "piggyback" registration rights with respect to their shares of Common Stock , and The Simon Group and Apollo will each have the right, on three occasions, to demand that Aris register their Common Stock for sale under the Securities Act. This Agreement supercedes the demand registration rights afforded Apollo pursuant its 1993 Registration Rights Agreement, but does not eliminate the "piggyback registration rights" of the other parties thereto who are no longer affiliates of Aris.

(4) Includes options to purchase the following numbers of shares of Common Stock of the Company under the 1993 Stock Incentive Plan which are exercisable or will become exercisable within 60 days: Paul Spector (223,334), Gregg Fiene (1,650,000), Debra Simon (100,000), Howard
     Schneider (100,000), Mark Weiner (100,000), Steven Feiner (1,800,000) and Arnold H. Simon (2,250,000).

(5) Mrs. Simon disclaims beneficial ownership of shares beneficially owned by Arnold H. Simon.

                                 OTHER MATTERS

         The Board of Directors of the Company is not aware of any matters, other than the aforementioned matters, that will be presented for consideration at the special meeting. If other matters properly come before the special meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                           PROPOSALS OF SHAREHOLDERS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), shareholders proposals that are intended to be included in the Company's proxy materials for the 2004 Annual Meeting of Shareholders and presented at that meeting must be received at the executive offices of the Company (463 Seventh Avenue, Fourth Floor, New York, NY 10018, Attention:
Office of the Secretary) in a reasonable time before the company begins to print and mail its proxy materials.

         Any other matter intended to be presented by a shareholder for action at next year's annual meeting must be addressed to the principal executive offices of the Company (463 Seventh Avenue, Fourth Floor, New York, NY 10018,
Attention: Office of the Secretary). The notice must be received at the principal executive offices within a reasonable time before the company begins to print and mail its proxy materials.

You should rely only on the information contained or incorporated by reference in this proxy statement to vote on the asset sale. Aris has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [month, day], 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of the proxy statement to shareholders shall not create any implication to the contrary.

                                             By order of the Board of Directors,


                                             Paul Spector
                                             Secretary

                                    ANNEX A



                         TRADEMARK PURCHASE AGREEMENT


                                 BY AND AMONG


                             ARIS INDUSTRIES INC.,
                                      AND
                     XOXO CLOTHING COMPANY, INC., SELLERS,

                          EUROPE CRAFT IMPORTS, INC.,

           MARCADE GROUP REALTY CORPORATION AND 8-3 RETAILING INC.,
                            THE OTHER SUBSIDIARIES

                                      AND

                      GLOBAL BRAND HOLDINGS, LLC, BUYER,

                         STANLEY CAYRE AND ELI HAMWAY




                            DATED AS OF MAY 7, 2003



                                                                      TABLE OF CONTENTS


ARTICLE I    PURCHASE AND SALE....................................................................................................2
           Section 1.1 Purchase and Sale..........................................................................................2
           Section 1.2 Payment of Purchase Price..................................................................................2
           Section 1.3 Assignments................................................................................................4
           Section 1.4 Closing....................................................................................................4
           Section 1.5 Allocation of Purchase Price among the Buyer and the Sellers...............................................6
           Section 1.6 Earnest Money Deposit......................................................................................6
           Section 1.7 Prorated Fees; Remittance of Fees..........................................................................7

ARTICLE II   REPRESENTATIONS AND WARRANTIES OF SELLERS............................................................................7
           Section 2.1     Organization and Power.................................................................................7
           Section 2.2     Authorization; Enforceability..........................................................................7
           Section 2.3     No Violation or Conflict...............................................................................8
           Section 2.4     Complete Lists.........................................................................................8
           Section 2.5     Title and Ownership....................................................................................9
           Section 2.6     No Transfers...........................................................................................9
           Section 2.7     No Infringement........................................................................................9
           Section 2.8     No Other Licenses.....................................................................................10
           Section 2.9     Existing Licenses.....................................................................................10
           Section 2.10    Registrations.........................................................................................10
           Section 2.11    No Royalties..........................................................................................10
           Section 2.12    No Claims or Litigation...............................................................................10
           Section 2.13    Brokers...............................................................................................11

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF BUYER.............................................................................11
           Section 3.1     Organization..........................................................................................11
           Section 3.2     Authorization; Enforceability.........................................................................11
           Section 3.3     No Violation or Conflict..............................................................................11
           Section 3.4     Funds.................................................................................................11
           Section 3.5     Brokers...............................................................................................11

ARTICLE IV   CERTAIN MATTERS PENDING CLOSING.....................................................................................12
           Section 4.1     Full Access...........................................................................................12
           Section 4.2     Confidentiality.......................................................................................12
           Section 4.3     Carry on in Regular Course............................................................................12
           Section 4.4     Consents, Approvals and Notifications.................................................................13
           Section 4.5     Exclusive Dealing.....................................................................................14
           Section 4.6     Cooperation...........................................................................................15
           Section 4.7     Special Meeting of Shareholders.......................................................................15
           Section 4.8     Publicity.............................................................................................16
           Section 4.9     Updates...............................................................................................16
           Section 4.10    Temporary License Agreement...........................................................................16



ARTICLE V    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER.................................................................18
           Section 5.1      Compliance with Agreement.........................................................................18
           Section 5.2      Proceedings and Instruments Satisfactory..........................................................18
           Section 5.3      Absence of Litigation.............................................................................18
           Section 5.4      Representations and Warranties....................................................................18
           Section 5.5      No Adverse Change.................................................................................19
           Section 5.6      Deliveries at Closing.............................................................................19
           Section 5.7      Commitment by Adamson.............................................................................19
           Section 5.8      Approvals and Consents............................................................................20
           Section 5.9      Change of Name....................................................................................20
           Section 5.10     Shareholders' Approval............................................................................20
           Section 5.11     Esteem Fashions Agreement.........................................................................20

ARTICLE VI   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS...............................................................21
           Section 6.1      Compliance with Agreement.........................................................................21
           Section 6.2      Proceedings and Instruments Satisfactory..........................................................21
           Section 6.3      Absence of Litigation.............................................................................21
           Section 6.4      Representations and Warranties....................................................................21
           Section 6.5      Payment of Purchase Price.........................................................................21
           Section 6.6      Delivery at Closing...............................................................................21
           Section 6.7      Shareholders' Approval............................................................................22
           Section 6.8      Absence of Dissenters' Rights.....................................................................22
           Section 6.9      Approvals and Consents............................................................................22
ARTICLE VII POST-CLOSING COVENANTS, INDEMNITY AND TERMINATION.................................................................22
           Section 7.1      No Further Use....................................................................................22
           Section 7.2      Sellers' Indemnity................................................................................22
           Section 7.3      Buyer's Indemnity.................................................................................24
           Section 7.4      Termination.......................................................................................25
           Section 7.5      Rights on Termination; Waiver.....................................................................26
           Section 7.6      Survival of Indemnities...........................................................................26

ARTICLE VIII MISCELLANEOUS....................................................................................................26
           Section 8.1      Notices...........................................................................................26
           Section 8.2      Further Assurances................................................................................27
           Section 8.3      Governing Law and Forum...........................................................................27
           Section 8.4      Headings..........................................................................................28
           Section 8.5      Counterparts......................................................................................28
           Section 8.6      Binding Effect....................................................................................28
           Section 8.7      Entire Agreement..................................................................................28
           Section 8.8      Amendments and Waivers............................................................................28
           Section 8.9      Expenses..........................................................................................28
           Section 8.10     Assignment........................................................................................28
           Section 8.11     Taxes and Fees....................................................................................29



           Section 8.12      Severability......................................................................................29
           Section 8.13      Interpretation....................................................................................29
           Section 8.14      Rules of Construction.............................................................................29
           Section 8.15      Bulk Transfers....................................................................................29
           Section 8.16      IRS Tax Forms.....................................................................................29

Exhibits

Exhibit A  --  List of Trademarks, Trademark Applications, Trademark
                    Registrations and Trademark License Agreements
Exhibit B  --  Allocation of Purchase Price Among Sellers
Exhibit C  --  Form of Escrow Agreement
Exhibit D  --  Form of Assignment of Trademarks and Trademark Applications
                    in United States
Exhibit E  --  Form of Assignment of Copyrights

                                      V

Schedules



Schedule 1.1         -    List of Domain Names
Schedule 1.4 (g)     -    List of Stores
Schedule 1.4 (h)     -    List of Advertising Funds
Schedule 2.3         -    List of Required Consents
Schedule 2.5(a)      -    List of Liens, Security Interests and Encumbrances
Schedule 2.5(c)      -    List of Claims of Conflicting Ownership
Schedule 2.5(d)      -    List of Exceptions to Trademark Registrations
Schedule 2.7         -    List of Alleged Potential Infringements
Schedule 2.8(a       -    List of Obligations to Third Parties Relating to  Representations
                                  of Trademark Assets or Copyright Assets
Schedule 2.8(b)      -    List of Certain Terminated Licenses
Schedule 2.8(c)      -    Description of Adversary Proceeding
Schedule 2.11        -    List of Royalties or Other Payments Required to Be Paid
                                  by the Sellers
Schedule 2.12(a)     -    List of Pending Claims or Litigation Against Sellers or ECI
Schedule 2.12(b)     -    List of Pending Claims Against Third Parties

                         TRADEMARK PURCHASE AGREEMENT


         TRADEMARK PURCHASE AGREEMENT dated as of this 7th day of May 2003 (this "Agreement") by and among Aris Industries, Inc., a New York corporation ("Aris"), its wholly-owned subsidiary, Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), and ECI's wholly-owned subsidiary, XOXO Clothing Company, Inc., a Delaware corporation ("XOXO Inc.;" Aris and XOXO Inc. being collectively referred to herein as the "Sellers"), ECI's wholly-owned subsidiary, Marcade Group Realty Corporation, a New York corporation ("Marcade"), the wholly-owned subsidiary of XOXO Inc., 8-3 Retailing Inc., a California corporation ("8-3 Retailing"), (8-3 Retailing and Marcade being collectively referred to herein as the "Other Subsidiaries"), Global Brand Holdings, LLC, a New York limited liability company (the "Buyer"), and, solely with respect to Section 3.4 hereof, Stanley Cayre and Eli Hamway.

                                  WITNESSETH:

         WHEREAS, the Sellers are the owners of the trade name and service mark XOXO and the trademarks XOXO, XOXO IN AMERICA AND ABROAD, LOLA and FRAGILE and all variations thereof, as well as the trademark registrations issued by the United States Patent and Trademark Office and the trademark registrations issued by the appropriate government trademark offices in certain foreign jurisdictions (collectively, the "Trademark Registrations"), together with the goodwill of the businesses of the Sellers connected with the use of, or symbolized by, said trade name, service mark and trademarks (the "Trademarks"), and all of the rights of the Sellers as licensors under licenses for the Trademarks and all of the claims by the Sellers, if any, against third parties for present or past infringements of any or all of the Trademarks (all of which with the Trademarks being collectively referred to herein as the "Trademark Assets");

         WHEREAS, the Sellers have filed applications in the United States Patent and Trademark Office and in the appropriate government trademark offices in certain foreign jurisdictions to register the service mark XOXO and the trademarks XOXO, XOXO IN AMERICA AND ABROAD, LOLA and FRAGILE (the "Trademark Applications");

         WHEREAS, the Sellers are the owners of all rights of copyright throughout the world, whether registered or not, in and to any and all materials and works (i) authored or created by the Sellers, (ii) authored or created for the Sellers, the rights to which have been assigned to the Sellers (including all materials and works created by any of the Sellers' employees, licensees, sub-licensees and franchisees), and (iii) authored or created for the Sellers, the rights to which are assignable to the Sellers (including all materials and works created by any of the Sellers' employees, licensees, sub-licensees and franchisees), all of which materials and works having been utilized on, or in connection with, any products bearing the Trademarks, as well as in connection with any advertising, promotional and all other materials bearing the Trademarks, including, without limitation, all artwork, audio or visual content, designs, prototypes, labeling, tags, packaging, and promotional material of or for all products bearing the Trademarks (the "Copyright Assets"); and

         WHEREAS, the Sellers desire to sell and assign, and the Buyer desires to purchase and assume, the Trademark Assets, the Trademark Applications and the Copyright Assets on the terms and conditions set forth herein.

         NOW, THEREFORE, for the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all of the parties hereto, the parties hereto agree as follows:

                                   Article I

                               Purchase and Sale

           1.1 Purchase and Sale. At the Closing (as hereinafter defined) and subject to all of the terms and conditions of this Agreement, the Sellers in perpetuity hereby irrevocably grant, sell, transfer and assign to the Buyer, and the Buyer in perpetuity hereby purchases and assumes from the Sellers, all of the Sellers' right, title and interest of every kind and nature in and to
(a) the Trademark Assets (other than with respect to the Trademark LOLA), (b) the Trademark Applications as set forth on Exhibit A hereto and (c) the Copyright Assets, which Trademark Assets (other than with respect to the Trademark LOLA), Trademark Applications and Copyright Assets shall be free and clear of any liens, security interests or other encumbrances other than the Trademark License Agreements. In addition, the Sellers hereby sell, assign, transfer, grant and set over to the Buyer all domain names incorporating the Trademarks or any variation, combination or common misspelling thereof which may be owned by the Sellers as set forth on Schedule 1.1 hereto. With respect to the trademark LOLA, Sellers hereby irrevocably grant, sell, transfer and assign to the Buyer, and the Buyer in perpetuity hereby purchases and assumes from the Sellers, whatever right, title and interest Sellers may have in the trademark LOLA; provided, however, that the parties hereby agree that the trademark LOLA shall be excluded from all obligations of the Sellers pursuant to this Agreement pertaining to the Trademarks, Trademark Registrations and Trademark Applications, including but not limited, to Sections 1.4(b), 2.3(b), 2.4(a), 2.5, 2.10 and 7.2 hereof.

           1.2  Payment of Purchase Price.

                (a) The purchase price (the "Purchase Price") to be paid by the Buyer for the Trademark Assets, the Trademark Applications and the Copyright Assets shall be Forty-Three Million ($43,000,000) Dollars to be paid to the order of each of Aris and XOXO Inc. in accordance with the allocation set forth on Exhibit B hereto, by wire transfer on the Closing Date (as hereinafter defined) of immediately available funds to accounts designated by Aris and XOXO Inc. in writing at least three (3) Business Days prior to the Closing Date.

         For the purposes of this Agreement, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in the City of New York are not open for business.

                (b)  Notwithstanding anything in subsection (a) of this
Section 1.2 to the contrary, the Buyer shall, on the Closing Date, deposit Two Million ($2,000,000) Dollars of the

Purchase Price in an interest bearing account (the "Escrow Deposit Account") at a bank in escrow with Skadden, Arps, Slate, Meagher & Flom LLP as escrow agent (the "Escrow Agent"), pursuant to an Escrow Agreement in the form of Exhibit C hereto (the "Escrow Agreement"), for a period (the "Escrow Period") commencing with the Closing Date and ending six (6) months after the later of the Closing Date or the Adamson Effective Date (as such term is hereinafter defined). The Escrow Agent shall release amounts from the Escrow Deposit Account in accordance with the following procedure: (i) if, on the Adamson Effective Date, the Off-Price Sales (as defined below) by Adamson Apparel, Inc., a Delaware corporation ("Adamson"), of products using the Trademarks, during the period from the date hereof to the Adamson Effective Date, exceed thirty-five (35%) percent of its total sales of such products during that period, the Escrow Agent shall, at the end of the Escrow Period, release the then remaining funds in the Escrow Deposit Account to an account designated in advance by the Buyer; (ii) if, during the Escrow Period, a retailer shall claim a chargeback arising from actions or omissions of the Sellers or Adamson which the Buyer pays or gives credit therefor, the Escrow Agent shall release the amount so paid or credited to an account designated in advance by the Buyer; (iii) if, during the Escrow Period, a licensee shall off-set or otherwise deduct any amount against its payments due pursuant to its license agreement as a result of any actions or omissions of the Sellers or Adamson, the Escrow Agent shall release the amount of such off-set or deduction to an account designated in advance by the Buyer; or (iv) at the end of the Escrow Period, the Escrow Agent shall release the then remaining funds in the Escrow Deposit Account, to the extent not distributed pursuant to clauses (i), (ii) or (iii) hereof, to an account designated in advance by the Sellers. During the Escrow Period and for the month following its termination, the Sellers shall, not later than the tenth (10th) day of each month, give the Buyer a report as to the Adamson sales during the prior month, with such data as would enable the Buyer to monitor compliance with this Section 1.2(b) and Section
5.7 hereof.

         For the purposes of this Agreement, the term "Off-Price Sales" shall mean sales of any products using the Trademarks at a price that is more than twenty-five (25%) off the initial listed wholesale price and any style that is sold to retailers other than upper and mid-tier department stores and specialty stores.

                (c) Notwithstanding anything in subsections (a) or (b) of this
Section 1.2 to the contrary, the Buyer shall, on the Closing Date, deposit One Million ($1,000,000) Dollars of the Purchase Price in an interest bearing account (the "Additional Escrow Deposit") at the same bank as described in subsection (b) of this Section 1.2 in escrow with the Escrow Agent pursuant to the Escrow Agreement for a period (the "Additional Escrow Period") commencing with the Closing Date and ending with the third anniversary of the Closing Date. The Escrow Agent shall release amounts from the Additional Escrow Deposit in accordance with the following procedure: (w) if the Buyer presents evidence of Damages (as defined in Section 7.2(a) hereof) as to which the Buyer is entitled to indemnification pursuant to Section 7.2(a) arising out of claims relating to the items set forth in Schedule 1.2(c) hereto, the Escrow Agent shall release the amount of Damages to an account designated in advance by the Buyer; (x) if the Buyer presents evidence of Damages sustained by the Buyer in any proceeding with respect to the transactions contemplated by this Agreement (the "Grupo Proceeding") that may be instituted against the Buyer by Grupo Xtra of New York, Inc. ("Grupo") or any of Grupo's Affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) by a final, non-appealable, judgment, the Escrow Agent shall release the amount of Damages to an account designated in advance by the Buyer; (y) if the Buyer presents invoices from its defense counsel for its reasonable fees and disbursements incurred in the Grupo Proceeding, the Escrow Agent shall release an amount equal to the invoice to the account designated in advance by the Buyer; or (z) at the end of the Additional Escrow Period, the Escrow Agent shall release the then remaining funds in the Additional Escrow Account, to the extent not distributed pursuant to clauses (w), (x) or (y) hereof, to an account designated in advance by the Sellers.

         (d) The amount of any escrowed funds released to the Buyer pursuant to either subsection (b) or (c) of this Section 1.2 (other than any amount which represents interest) shall be treated for all tax purposes as an adjustment to the Purchase Price. Appropriate adjustments to the allocation of the Purchase Price (including the Final Allocation as such term is hereinafter defined) shall be made at the time of the release of any escrowed funds to the Buyer pursuant to subsection (b) or (c) of this Section 1.2. The party receiving a distribution of any interest that is earned on the Escrow Deposit Account shall be solely responsible for the payment of any taxes with respect to such interest.

     1.3 Assignments. The Sellers shall be responsible, at their expense, for the preparation of each individual country assignment and other appropriate documents for each country in which the Trademarks are registered or an application for registration has been made (including, without limitation, any required powers of attorney or legalization documents). Each individual country assignment, power of attorney and/or legalization document shall be provided to the Buyer at the Closing in a form previously submitted to, and found to be reasonably acceptable by, the Buyer's trademark counsel.

     1.4 Closing.

         (a) The closing of the purchase and sale of the Trademark Assets, the Trademark Applications and the Copyright Assets contemplated by this Agreement (the "Closing") shall take place at the offices of the Buyer's counsel, Wachtel & Masyr, LLP, 110 East 59th Street, New York, New York 10022, at 10 A.M. on the third Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article V and
Article VI hereof, or at such other time, on such other day and/or at such other place as Aris and the Buyer may mutually agree (the date of the Closing being hereafter referred to as the "Closing Date").

         (b) At the Closing, the Sellers shall deliver to the Buyer (i) a fully-executed Assignment of Trademarks and Trademark Applications in the United States of America in the form attached hereto as Exhibit D and (ii) fully executed assignment(s) of Trademarks and Trademark Applications outside the United States in the form(s) reasonably acceptable to the Buyer's counsel.

         (c) At the Closing, the Sellers shall, upon the Buyer's request, prepare and execute such original assignments, in form reasonably acceptable to the Buyer's counsel, as are necessary to effectuate the transfer of the Trademark Assets other than the Trademarks and the Trademark Applications, including, without limitation, transfers of each of the Sellers' rights as a licensor of any of the Trademarks under the license agreements listed in Exhibit A hereto (the "Trademark License Agreements") other than the Adamson License Agreement (as hereinafter defined).


         (d) At the Closing, the Sellers and ECI will deliver, and will cause their Affiliates to deliver, to the Buyer (and the Sellers will cause their Trademark counsel to deliver to the Buyer) any original files with respect to the registrations and applications covering the Trademarks in their respective possession, as well as all originals of the License Agreements, royalty payment and sales reports, any approvals, any advertising and all material correspondence relating to the Trademark License Agreements and/or the Trademarks and all other material relating to the Trademarks in their respective possession; provided that the Buyer shall provide the Sellers, ECI and their Affiliates with reasonable access during normal business hours to such materials after the Closing Date for a period of five (5) years.


         (e) At the Closing, the Sellers will deliver to the Buyer written confirmation, in form reasonably acceptable to the Buyer's counsel, that Aris, XOXO Inc. and Adamson have agreed to terminate, effective as of the earlier of
(i) September 30, 2003 or (ii) the date upon which the Buyer purchases the Adamson Inventory (as such term is hereinafter defined) pursuant to Section
5.7 hereof (the "Adamson Effective Date"), the restated and revised trademark license agreement dated August __, 2002 (the "Adamson License Agreement"), only insofar as it relates to the granting to Adamson of an exclusive license to use the XOXO Trademarks (as such term is defined in the Adamson License Agreement) to manufacture, market, promote, advertise and sell women's, men's and children's clothing, jeanswear and sportswear. The Sellers shall also deliver to the Buyer at the Closing, a written confirmation from Adamson, in form reasonably satisfactory to the Buyer's counsel, that, effective as of the Adamson Effective Date, Adamson will have no further rights to any of the Trademarks and no right to manufacture, market, distribute or sell products using the Trademarks. The Sellers shall also obtain Adamson's commitment to deliver original files and otherwise to comply with Section 1.4(d) hereof by not later than the Adamson Effective Date; provided that the Buyer shall provide Adamson with reasonable access during normal business hours to such materials thereafter for a period of five (5) years.

         (f) At the Closing, the Sellers shall assign to the Buyer, in the form attached hereto as Exhibit E, all of the Copyright Assets. It being understood by the parties that there exist, to the Sellers' knowledge, no registrations with respect to any of the Copyright Assets.

         (g) Schedule 1.4(g) hereto lists all of the stores operated by one of the Sellers or one of the Other Subsidiaries in which products using the Trademarks are being sold as of the date of this Agreement. At the Closing, the Sellers and the Other Subsidiaries shall update such Schedule to reflect the stores so selling as of the Closing Date.

         (h) Schedule 1.4(h) hereto lists all funds allocated by the Sellers and the Other Subsidiaries for advertising as of the date of this Agreement with respect to the Trademarks. At the Closing, the Sellers and the Other Subsidiaries shall update such Schedule to indicate how such funds were used between the date of this Agreement and the Closing Date and to indicate any remaining advertising commitments relating to the Trademarks.

    1.5  Allocation of Purchase Price among the Buyer and the Sellers.

         (a) Within fifteen (15) business days of the date of this Agreement, Aris shall prepare and provide to the Buyer an allocation of the Purchase Price pursuant to Section 1060 of the Internal Revenue Code of 1986 as amended and the Treasury regulations promulgated thereunder (the "Preliminary Allocation"), together with copies of any written appraisal or other evaluation relied upon by Aris as the basis for such allocation. Within fifteen (15) business days following such provision (the "15-Day Response Period"), the Buyer shall have the right to propose changes in writing to the Preliminary Allocation. If the Buyer does not raise any objections within the 15-Day Response Period, the Preliminary Allocation shall be treated as finalized (such allocation once finalized, the "Final Allocation"). If the Buyer raises any objections within the 15-Day Response Period, the Buyer and Aris shall negotiate in good faith and use their commercially reasonable efforts to resolve such dispute. If the Buyer and Aris are able to resolve such dispute within thirty (30) days after the expiration of the 15-Day Response Period, the Preliminary Allocation shall be modified in accordance with their agreement (and as so modified, shall become the Final Allocation). If the Buyer and Aris are not able to resolve such dispute, the Buyer and Aris shall submit such dispute for resolution to a "Big 4" accounting firm or other independent valuation expert they mutually agree upon. If the Buyer and Aris are not able to agree on the selection of a "Big 4" accounting firm or other independent valuation expert within ten (10) days, they shall submit their dispute for resolution to an independent valuation expert to be selected by the American Arbitration Association (such allocation once finalized, the Final Allocation). The costs of such "Big 4" accounting firm or other independent valuation expert shall be borne equally by the parties.

         (b) The Sellers and the Buyer shall (i) be bound by the Final Allocation for all tax purposes, (ii) timely file with appropriate taxing authorities all forms (including IRS Form 8594) and tax returns required to be filed in connection with the Final Allocation, (iii) prepare and file all tax returns in a manner consistent with the Final Allocation and (iv) take no position inconsistent with the Final Allocation in any tax return, any audit or examination by, or any proceeding before, any taxing authority or otherwise. In the event that the Final Allocation is disputed by any taxing authority, the party receiving notice of such dispute shall promptly notify and consult with the other party and keep the other party apprised of material developments concerning resolution of such dispute.



    1.6 Earnest Money Deposit. Notwithstanding anything in this Agreement to the contrary and in addition to its obligations under Section 1.2, the Buyer shall, upon execution of this Agreement, wire transfer an amount equal to Two Million ($2,000,000) Dollars in immediately available funds (the "Earnest Money Deposit") to an escrow account designated by the mutual agreement of the parties (the "Earnest Money Escrow Account"). The Earnest Money Deposit shall be held in escrow pursuant to the Escrow Agreement with the Escrow Agent and released from the Earnest Money Escrow Account in accordance with the following procedure: (a) in the event that the Closing occurs, the Earnest Money Deposit shall, at the Buyer's option, be immediately returned to an account designated in advance by the Buyer or paid to the Sellers as part of the Purchase Price; or (b)(i) in the event that the Closing does not occur as a result of the failure of any one of the conditions set forth in Article V hereof (other than Section 5.3) to be satisfied by the Sellers for a reason other than the default of the Buyer, or (ii) in the event that the Sellers accept an Alternative Transaction as permitted by Section 4.5 hereof, or (iii) in the event that the Closing does not occur as a result of the litigation described in Sections 5.3 and 6.3 hereof, the Earnest Money Deposit shall be immediately returned to an account designated in advance by the Buyer; or (c) in the event that the Closing does not occur as a result of the failure of any one of the conditions in Sections 6.1, 6.4 and 6.5 hereof to be satisfied by the Buyer for a reason other than the default of the Sellers and the Sellers are not in default, the Earnest Money Deposit shall be immediately transferred to an account designated in advance by the Sellers. Notwithstanding anything in this
Section 1.6 to the contrary, the foregoing provisions shall not in any manner limit the rights that the parties may have with respect to this Agreement, including any remedies that may be available for breach of this Agreement or otherwise.


         1.7 Prorated Fees; Remittance of Fees. License fees, advances, royalties or other fees paid to the Sellers under the License Agreements as of the Closing Date for any period after the Closing Date shall be prorated as of the Closing Date. The Sellers shall provide, at the Closing, appropriate schedules and royalty reports to facilitate any such proration. At the Seller's option, payments by the related Seller due pursuant to this Section
1.7 may be offset against the Purchase Price or paid by the Seller at the Closing to the Buyer. The Buyer shall promptly remit to the Sellers any license fees, royalties or other fees and payments due to the Sellers or their Affiliates either for the period prior to the Closing or for inventory sales made prior to the Adamson Effective Date which are paid by third parties to the Buyer after the Closing.


                                  Article II

                   Representations and Warranties of Sellers

         The Sellers and ECI, where indicated, jointly and severally, represent to the Buyer as follows:

         2.1 Organization and Power. Each of the Sellers and ECI is a corporation duly and validly organized and existing and in good standing under the laws of its respective state of incorporation and has full corporate power to own its respective assets and, together, to convey the Trademark Assets, the Trademark Applications and the Copyright Assets to the Buyer pursuant to this Agreement.

         2.2 Authorization; Enforceability. The execution, delivery and performance of this Agreement, and of all of the documents and instruments required hereby, by each of the Sellers and ECI are within the respective corporate powers of the Sellers and ECI, have been duly authorized by the respective Board of Directors of each of the Sellers and ECI and, prior to the Closing, will have been duly authorized by all necessary corporate actions by each of the Sellers and ECI, including, without limitation, approval by the shareholders of Aris as provided in Section 4.7 hereof. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by each of the Sellers and ECI, the valid and binding obligations of the Sellers and ECI, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general principles of equity, and sufficient to transfer and convey to the Buyer all of the Sellers' right, title, and interest in and to the Trademark Assets, the Trademark Applications and the Copyright Assets.


         2.3 No Violation or Conflict. The execution, delivery and performance of this Agreement and the other documents and instruments to be executed and delivered by the Sellers pursuant hereto, and the consummation by the Sellers and ECI of the transactions contemplated herein or therein,

             (a) do not and will not violate, or conflict with, any applicable law, judgment, order or decree;

             (b) subject to any filing with the United States Patent and Trademark Office and any comparable foreign governmental office, will not require any authorization, consent, approval, exemption or other action by, or notice to, any governmental entity, except those that the failure to give or obtain is not, individually or in the aggregate, reasonably likely to have a material adverse effect on the Trademark Assets, the Trademark Applications and the Copyright Assets, taken as a whole, or prevent, materially delay or materially impair the ability of the Sellers or ECI to consummate the transactions contemplated by this Agreement; or

             (c) subject to obtaining the consents referred to in Schedule 2.3 hereto, will not violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will not result in the termination of, or accelerate the performance required by, or result in the creation of, any lien, security interest or other encumbrance upon any of the Trademark Assets, the Trademark Applications or any of the Copyright Assets under any term or provision of the Sellers' certificates of incorporation or bylaws, or any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which any of the Sellers is a party or by which any of the Sellers or any of the Trademark Assets, the Trademark Applications or any of the Copyright Assets may be bound or affected.


         2.4  Complete Lists.

              (a) Exhibit A hereto is a complete and correct list, together with a brief description and current status (including, if applicable, date of application, filing or registration, as the case may be, the registration or application number and the class), of (a) all of the Trademarks and Trademark Applications thereof owned by the Sellers and (b) all of the license agreements granted by any of the Sellers with respect to the Trademarks and which are still in effect (other than the Adamson License Agreement), which license agreements constitute the Trademark License Agreements, and all amendments thereto. The Sellers have heretofore furnished to the Buyer copies of all of the Trademark License Agreements, including all amendments thereto as set forth on Exhibit A.

              (b) To the Sellers' knowledge, there exist no applications or registrations with respect to the Copyright Assets and, to the Sellers' knowledge, there exist no license agreements granted by any of the Sellers with respect to the Copyright Assets.

           2.5       Title and Ownership.

                     (a) The Sellers are the owners of all right, title and interest in and to each item of the Trademark Assets, the Trademark Applications and the Copyright Assets, with the sole and exclusive good, valid and transferable title to the Trademark Assets, the Trademark Applications and the Copyright Assets, all of which are free and clear of any liens, security interests or other encumbrances except for the Trademark License Agreements and the liens, security interests and encumbrances set forth on Schedule 2.5(a)
 hereto.

                     (b) The Sellers have the exclusive right and authority, subject to the Trademark License Agreements, to use, or to license third parties to use, each of the Trademarks in connection with the manufacture, sale and advertising of the products, or the classes, as to which such Trademarks were intended to cover in the United States and in the other countries of the world as identified in Exhibit A hereto.

                     (c) No person or entity other than the Sellers has, or shall have, any claim of ownership with respect to any of the Trademark Assets, the Trademark Applications or the Copyright Assets whatsoever, except for the claims set forth in Schedule 2.5(c) hereto;

                     (d) The Sellers are the sole owner of record in the appropriate government trademark and/or copyright offices Trademark Registrations listed on Exhibit A, as well as the Trademark Applications listed on Exhibit A, with the exception of those trademark registrations which are set forth on Schedule 2.5(d); and

                     (e) The Sellers shall retain, after the Closing, no right, title or interest in any trademark, or in any trademark registration or in any trademark application which is similar in any way to the Trademarks, the Trademark Registrations or the Trademark Applications or in any copyright which is similar to the Copyright Assets, except as otherwise provided in Sections 5.7 and 5.9.

                     (f) The Sellers have no right, title or interest in or to any trademark application or registration with respect to the Trademarks other than the Trademark Applications or the Trademark Registrations, respectively.

             2.6 No Transfers. Except for the Trademark License Agreements and the items set forth on Schedule 2.5(a) hereto, none of the Sellers has previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Trademark Assets, the Trademark Applications or the Copyright Assets.

             2.7 No Infringement. To the best of knowledge of the Sellers and ECI, each of the Sellers' and ECI's use of the Trademarks or the Copyright Assets prior to the date hereof did not infringe upon any rights owned or possessed by any third party, except for the potential alleged infringements set forth on Schedule 2.7 hereto.

         2.8 No Other Licenses. Except for the Adamson License Agreement and the Trademark License Agreements, there presently exists no licenses for the use of the Trademarks, the Trademark Applications or the Copyright Assets by any person or entity for the sale of any type of merchandise or services and there presently exists no obligation by the Sellers to any third parties concerning the representations of the Trademark Assets or the Copyright Assets by such third parties, except as set forth on Schedule 2.8(a). Not in limitation of the foregoing, any and all licenses granted to Grupo or any Affiliate thereof have been terminated and neither Grupo nor any Affiliate thereof (including Grupo's trustee in bankruptcy) has any claims against any of the Sellers with respect to use of the Trademarks or the Copyright Assets. Also not in limitation of the second preceding sentence, any and all licenses granted to the entities listed in Schedule 2.8(b) hereto (the "Terminated Licenses") have been terminated and each of such entities has no claims against any of the Sellers with respect to use of the Trademarks or the Copyright Assets, except for that certain adversary proceeding filed by Grupo and Moses Mark Stern, as plaintiffs, against the CIT Group/Commercial
Services, Inc., Aris and Adamson (the "Adversary Proceeding") as described on
Schedule 2.8(c) hereto.


         2.9 Existing Licenses. Each of the Sellers and, to the knowledge of the Sellers, each party to each Trademark License Agreement listed in Exhibit A, respectively, has performed in all material respects each material term, covenant and condition of each License Agreement which is to be performed by it at or before the date hereof. Each of the Trademark License Agreements is in full force and effect and constitutes the legal and binding obligation of the respective Seller and, to the knowledge of the respective Seller, the other party or parties thereto. Each of the Sellers has not taken any material action, or omitted to take any material action, which through the passage of time or otherwise, would constitute a material default under any Trademark License Agreement.


         2.10 Registrations. All Trademark Registrations as identified in Exhibit A hereto are current and have not expired.


         2.11 No Royalties. No royalties or other consideration is required to be paid by the Sellers or ECI to any third party in connection with the Sellers' use and enjoyment of the Trademarks, the Copyright Assets and the other Trademark Assets, except as set forth on Schedule 2.11.

         2.12 No Claims or Litigation. Except as disclosed on Schedule 2.12(a) hereto, there have not been any claims, actions or judicial or other adversary proceedings against any of the Sellers, and, to the best knowledge of the Sellers and ECI, there are no pending or potential claims or litigation, relating in each case to any of the Trademarks, the Copyright Assets or the Trademark Applications. Neither the Sellers nor ECI have asserted any similar claims against any entity or individual, and there exists no valid basis for any such claim, in each case with respect to the Trademarks, the Copyright Assets or the Trademark Applications except as disclosed on Schedule 2.12(b) hereto.

         2.13 Brokers. Each of the Sellers and ECI has not incurred, nor will any person or entity be entitled to, any brokers', finders', or similar fee in connection with the transactions contemplated by this Agreement as a result of actions taken by the Sellers, ECI or any of their other Affiliates.

                                  Article III

                    Representations and Warranties of Buyer

         The Buyer, and where so indicated in Section 3.4 hereof, Stanley Cayre and Eli Hamway represent and warrant to the Sellers as follows:

         3.1 Organization. The Buyer is a limited liability company duly and validly organized and existing and in current status under the laws of the State of New York and has full corporate power to consummate the transactions contemplated in and pursuant to this Agreement.

         3.2 Authorization; Enforceability. The execution, delivery and performance of this Agreement, and all of the documents and instruments required hereby, are within the power of the Buyer and have been duly authorized by all necessary action by the Buyer. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by the Buyer, the valid and binding obligations of the Buyer, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights and general principles of equity.

         3.3 No Violation or Conflict. The execution, delivery, and performance of this Agreement, and the consummation by the Buyer of the transactions contemplated herein,

             (a) do not and will not conflict with, or violate, any law, judgment, order or decree; or

             (b) will not require any authorization, consent, approval, exemption or other action by, or notice to, any governmental entity.

         3.4 Funds. Stanley Cayre and Eli Hamway, members of the Buyer, jointly possess funds (or have available commitments from creditworthy institutions or persons to provide funds), confirmation of which has been previously provided to the Sellers, in an aggregate amount sufficient to enable the Buyer to consummate the transactions contemplated hereby and pay all fees, expenses and costs in connection with the negotiation, execution and performance of this Agreement.

         3.5 Brokers. The Buyer has not incurred, nor will any person or entity be entitled to, any brokers', finders', or similar fee in connection with the transactions contemplated by this Agreement as a result of actions taken by the Buyer or any Affiliate of the Buyer.

                                  Article IV

                      Certain Matters Pending the Closing

         4.1 Full Access. The Buyer and its authorized agents, officers and representatives shall have full access to the offices, properties, books, documents and records of the Sellers, ECI and their licensees and others, related to the Trademark Assets, the Trademark Applications and the Copyright Assets during normal business hours in order to conduct such examination and investigation of the Trademark Assets, the Trademark Applications and the Copyright Assets as the Buyer deems necessary provided that such examinations shall not unreasonably interfere with the Sellers', ECI's, the licensees' or others' operations and activities.

         4.2 Confidentiality. From the date hereof until the Closing Date and in the event that the transactions provided for herein are not consummated, the Buyer and its officers, employees, agents and representatives will hold in confidence all information obtained from the Sellers, ECI, the Other Subsidiaries and their respective officers, directors, employees, agents, or representatives and, in the event this Agreement is terminated, will promptly return to the Sellers, or destroy at the request of the Sellers, all documents obtained from the Sellers, ECI, the Other Subsidiaries and their respective officers, directors, employees, agents, or representatives, and all copies of such documents made by the Buyer and its officers, employees, agents and representatives, excepting, however, any such information or documents which:
(i) was, is, or becomes in the public domain; (ii) was in fact lawfully known or lawfully furnished to the Buyer prior to disclosure to the Buyer by the Sellers, ECI, the Other Subsidiaries or their respective officers, directors, employees, agents, or representatives; or (iii) is lawfully disclosed or lawfully furnished to the Buyer by a third party (other than officers, directors, employees, agents and representatives of the Sellers, ECI or the Other Subsidiaries) who is under no obligation of confidentiality to the Sellers, ECI or the Other Subsidiaries. The Buyer may also use any information as to which (y) it is compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law or (z) Aris, acting for itself and/or as agent for the other Seller and the Other Subsidiaries, waives confidentiality. In the event that the Buyer becomes legally compelled to disclose any confidential information pursuant to clause
(y) of this Section 4.2, the Buyer will provide Aris with prompt written notice so that Aris may seek a protective order or other appropriate remedy and/or waive compliance. Notwithstanding the foregoing, the parties to this Agreement (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions provided for herein, provided, however, that no party (nor any employee, representative, or other agent of thereof) shall disclose any information to the extent that such disclosure could result in a violation of any federal or state securities law.

         4.3 Carry on in Ordinary Course. With regard to the businesses currently conducted by the Sellers, ECI and the Other Subsidiaries, the Sellers, ECI and the Other Subsidiaries shall, from the date hereof to the Closing Date:

         (a) diligently carry on their businesses, to the extent related to the Trademarks or the Trademark Assets, in the ordinary course and substantially in the same manner as heretofore conducted; provided, that notwithstanding anything to the contrary in this Agreement, the Sellers and ECI shall have the right in their sole discretion to settle, compromise or resolve any claim, action or proceeding involving any of the Sellers or ECI and/or the Trademark Assets; provided that any such settlement, compromise or resolution has no material adverse effect on the Trademarks;

         (b) without the prior written consent of the Buyer, not enter into any contract or commitment with respect to the Trademarks or the Copyright Assets nor amend any existing contract or commitment with respect to the Trademark Assets or the Copyright Assets, except as otherwise contemplated by this Agreement; provided that, notwithstanding anything to the contrary in this Agreement, the Sellers and ECI shall have the right to grant a security interest in any or all of the Trademark Assets in favor of GMAC Commercial Finance LLC ("GMAC"), which security interest, if granted, shall terminate upon the payment by the Sellers of any amounts due and payable to GMAC at the Closing, which payment the Sellers shall make, or cause to be made, in connection with the Buyer's payment of the Purchase Price.

         (c) comply in all material respects with all applicable laws related to the Trademarks and the Copyright Assets;

         (d) without the prior written consent of the Buyer, enter into any new material advertising commitments;

         (e) without the prior written consent of the Buyer, make sales to persons or entities other than the retailers to which sales were made prior hereto; and

         (f) pay all of their liabilities in the ordinary course of business when due and payable (other than long-term indebtedness).

     4.4 Consents, Approvals and Notifications.

         (a) The Sellers and ECI shall give any notices to, make any filings with, and use their respective reasonable efforts to obtain any other authorizations, consents and approvals of any governmental authorities required to be obtained by any of them to consummate the transactions contemplated hereby.

         (b) Aris shall obtain the consents of (i) The CIT Group/Commercial Services, Inc. and the other Financial Institutions named therein under the Financing Agreement dated February 26, 1999; (ii) The CIT Group/Commercial Services, Inc., in its capacity as factor and lender to Adamson (pursuant to, inter alia, the Promissory Note, the Factoring Agreement and the Inventory Security Agreement, each dated April 18, 2002, and the Letter of Credit Agreement dated May 2, 2002), under the Grant of Security Interest in Trademarks, Tradenames and Licenses, dated as of April 18, 2002, from XOXO Inc. to The CIT Group/Commercial Services, Inc.; (iii) KC Aris Fund I, L.P. under the Securities Purchase Agreement dated as of February 26, 2001; and
(iv) GMAC (as successor in interest to BNY Financial Corporation) under the Series A Junior Secured Note Agreement dated as of June 30, 1993 and any other agreement evidencing a security interest in the Trademark Assets in favor of GMAC existing as of the date of this Agreement or entered into hereafter; and shall also obtain the consents of such other holders of indebtedness or other third parties as shall be required for the Sellers to consummate their obligations under this Agreement; provided, however, that any such consent may be conditioned upon the payment of any amounts outstanding thereunder at the Closing, which payment(s) the Sellers shall make, or cause to be made, in connection with the Buyer's payment of the Purchase Price.

         (c) The Sellers shall give such notification of transfer to each of the licensees as is required by the applicable Trademark License Agreement and shall obtain from the licensees written confirmation that they have no set-offs to the Trademark License Agreements.

           4.5       Exclusive Dealing.

                     (a) The Sellers and ECI shall not, and shall not permit any of their officers, directors, employees, agents or representatives to, directly or indirectly (through any Affiliates), solicit, initiate or accept any discussions, submissions of proposal or offers or negotiations with, or participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, or otherwise cooperate in any other way with, or assist or participate in, facilitate or encourage any effort or attempt by, or enter into any agreement with, any person other than the Buyer (or one of its Affiliates) concerning any merger, sale of substantially all of its assets, sale of shares of capital stock or other equity securities, or any similar transaction, in each case, involving XOXO
Inc. or the Trademark Assets, the Trademark Applications and/or the Copyright Assets (such transactions being hereinafter referred to as "Alternative Transactions") or authorize or permit any of their respective officers, directors, employees, agents or representatives to take any such action. Notwithstanding anything in the foregoing to the contrary, an Alternative Transaction shall not include any transaction (without regard to the form thereof) the substance of which is limited to the transfer of ownership of the assets of the Sellers other than the Trademark Assets, the Trademark Applications or the Copyright Assets, including, without limitation, the trademarks Members Only(R) and/or Baby Phat(R).

                     (b) Notwithstanding the foregoing, if, prior to the consummation of the transactions contemplated hereby, the Board of Directors of Aris determines, based upon advice from outside legal counsel, that failure to act could reasonably be expected to be inconsistent with the Board's fiduciary duties under applicable law, the Sellers or ECI may provide information with respect to the Sellers or ECI to another person or entity that has made an unsolicited proposal for an Alternative Transaction and participate in discussions and negotiations with such person or entity relating to such Alternative Transaction, provided that such other person or entity executes a confidentiality agreement restricting the use and disclosure of any information provided by the Sellers or ECI which is in substance similar to the confidentiality obligations of the Buyer set forth in the letter of intent, dated December 10, 2002.

                     (c) The Sellers or ECI shall promptly (i.e., within one (1) Business Day) notify Buyer if any proposal, offer, inquiry or other contact is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Sellers, ECI or any of their respective officers, directors, employees, representatives or agents in respect of an Alternative Transaction, and shall, in any such notice, indicate the identity of the offeror and the material terms and conditions of any proposals or offers or the nature of any inquiries or contacts. The Sellers shall not enter into any definitive agreement relating to an Alternative Transaction unless the Sellers shall have furnished the Buyer with the notice described in this subsection (c) and given the Buyer five (5) days to match the offer made by the third party. If the Buyer matches the offer within such five (5)-day period, the Sellers shall thereafter sell the Trademark Assets and the Copyright Assets only to the Buyer or its Affiliate. If, after the Sellers providing such notice and the Buyer having elected not to match the third party offer, the Sellers enter into a definitive agreement for an Alternative Transaction, the Sellers shall pay the Buyer as liquidated damages a cash fee of Two Million ($2,000,000) Dollars, which amount includes the Buyer's expenses.

           4.6    Cooperation.  The Sellers, ECI and the Buyer shall:

                  (a) fully cooperate in good faith and at their respective commercially reasonable expense with each other and their respective legal counsel and accountants in connection with any steps to be taken as part of their obligations under this Agreement;

                  (b) use their commercially reasonable efforts to satisfy those conditions set forth in Articles V and VI which are to be satisfied by them;
and

                  (c) promptly give notice to the other party of the existence or occurrence of any fact or condition which would make any representation or warranty contained herein untrue in any material respect or which might reasonably be expected to prevent the consummation of the transactions contemplated hereby.

           4.7    Special Meeting of Shareholders.

                  (a) Subject to the fiduciary duties of the Board of Directors of Aris under applicable law, Aris shall promptly take all steps necessary to cause a special meeting of its shareholders (the "Special Meeting") to be duly called, noticed, convened and held as soon as practicable for the purposes of voting to approve this Agreement, the transactions contemplated hereby and all matters related thereto. In connection with the Special Meeting, subject to its fiduciary duties under applicable law, the Board of Directors of Aris shall recommend to the holders of the Aris Common Stock, $.01 par value (the "Common Stock"), that the shareholders vote in favor of the approval of this Agreement, the transactions contemplated hereby and all matters related thereto.

                  (b) In connection with the Special Meeting and in each case subject to the fiduciary duties of the Board of Directors of Aris under applicable law, Aris will prepare and cause to be mailed to its shareholders
(i) a notice of the Special Meeting and (ii), in accordance with Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14A or Regulation 14C thereunder, a definitive proxy statement or a definitive information statement (the "Statement") as soon as practicable after execution of this Agreement and, in any event, shall cause such notice (together with the Statement) to be mailed no later than the time required by the Business Corporation Law of the State of New York (the "BCL") and Aris' Certificate of Incorporation and Bylaws. The Buyer shall provide Aris with any information for inclusion in the Statement or any amendments or supplements thereto which is required by Regulation 14A or Regulation 14C under the Exchange Act or which is reasonably requested by Aris. The information supplied by the Buyer for inclusion in the Statement shall not, at (i) the time the Statement (or any amendment or supplement thereto) is first mailed to the shareholders of Aris, and (ii) the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary in order to make the statements therein not misleading. Aris shall consult with the Buyer with respect to the Statement and shall afford the Buyer a reasonable opportunity to comment thereon. If, at any time prior to the Special Meeting, any event should occur relating to the Sellers which should be set forth in an amendment of, or a supplement to, the Statement, Aris will promptly inform the Buyer in writing. In each such case, Aris, with the cooperation of the Buyer, will promptly prepare and mail such amendment or supplement and Aris shall consult with the Buyer with respect to such supplement or amendment and shall afford the Buyer a reasonable opportunity to comment thereon prior to such mailing. Aris will notify the Buyer at least forty-eight (48) hours prior to the mailing of the Statement, or any amendment or supplement thereto, to its shareholders.

         (c) Aris, as the sole shareholder of ECI, hereby consents to the approval of this Agreement, the transactions contemplated hereby and all matters related thereto pursuant to Section 14A: 5-6 of the Business Corporation Act of the State of New Jersey.

         (d) ECI, as the sole stockholder of XOXO Inc., hereby consents to the approval of this Agreement, the transactions contemplated hereby and all matters related thereto pursuant to Section 228 of the General Corporation Law of the State of Delaware.


     4.8 Publicity. All general notices, releases, statements and communications to employees, suppliers, and customers of the Sellers or ECI and to the general public and the press relating to the transactions covered by this Agreement shall be made only at such times and in such manner as may be mutually agreed upon by the Buyer and Aris; provided however, that any party shall be entitled to make a public announcement of the proposed transaction if, in the opinion of its counsel, such announcement is required to comply with any law or rule or regulation of the Securities and Exchange Commission or any securities exchange or securities quotation system and such party shall, to the extent practicable, consult with the other parties with respect to such announcement and give reasonable prior written notice of its intent to issue such announcement.

     4.9 Updates. Subject to Section 5.4 hereof, prior to the Closing Date, the Sellers or ECI may update and supplement the Schedules to this Agreement from time to time by written notice to the Buyer. If requested by the Buyer, the Sellers shall meet and discuss with the Buyer any change or changes in the Schedules made by the Sellers or ECI.

     4.10 Temporary License Agreement. By this Agreement, Aris and XOXO Inc. hereby grant to the Buyer the non-exclusive right and license (the "Temporary License Agreement") to design, manufacture, promote, advertise, sell and distribute women's junior sportswear products, women's junior dresses and women's junior intimate apparel (the "Products") utilizing the Trademarks (including incorporating the Trademarks on such products, labeling, tagging and packaging and any displays and advertising that may be appropriate); provided, however, that:

         (a) no Products shall be shipped by the Buyer or any permitted licensee of the Buyer to any retailers prior to October 1, 2003;

         (b) in the event that the Closing does not occur for any reason by August 31, 2003, this Temporary License Agreement shall terminate; provided, however, that the Buyer and its permitted licensee shall have the right to continue to design, manufacture, promote, advertise, sell and distribute Products bearing the Trademarks for a period not to exceed six (6) months after August 31, 2003;

         (c) The Buyer shall pay to the Seller a royalty equal to four (4%) percent of its Net Sales of all Products bearing the Trademarks, unless the Sellers terminate this Agreement pursuant to Section 7.4(e) hereof, in which event the royalty shall be paid at the same rate as Kellwood Company ("Kellwood") is obligated to pay the Buyer pursuant to the sublicense described in subsection (d) of this Section 4.10, and all such payments of royalties shall be due to the Sellers within forty-five (45) days after each month of shipment of the Products by the Buyer (Net Sales shall mean the gross sales of all Products less only (i) freight charges and taxes separately billed on the face of the invoice; (ii) ordinary and customary trade discounts separately shown on the invoice and/or actually taken by customers and allowed by the Buyer; (iii) the amount of any refunds and credits for returns of Products actually paid to or taken by customers and allowed by the Buyer; and
(iv) those credits, or allowances, if any, actually granted as an accommodation to the Buyer's customers in the nature of ordinary and customary "markdown chargebacks" or "stock adjustment returns," and (v) overbillings);

         (d) The Temporary License Agreement shall not be assignable, except that the Buyer shall have the right to sublicense to Kellwood its rights to design, manufacture, promote, advertise, sell and distribute the Products and the Buyer and/or Kellwood shall have the right to utilize third-party manufacturers and sub-contractors for the purpose of manufacturing the Products in all countries throughout the world;

         (e) Upon the Closing, all of the Sellers' rights as the licensor under this Temporary License Agreement are hereby assigned to the Buyer;

         (f) In order to effectuate the terms of this Temporary License Agreement to the Buyer, simultaneously with the execution of this Agreement, the Sellers shall enter into an amendment to the Adamson License Agreement, providing that the Adamson License Agreement shall be non-exclusive as to the Products and requiring Adamson to acknowledge the Buyer's rights to design, manufacture, promote, advertise, sell and ship the Products and related materials under the Trademarks.

         (g) During the term of the Temporary License Agreement, the Buyer agrees to be bound by the provisions in paragraphs 13, 15 and 16 of the Adamson License Agreement. In the event that the Buyer grants a sublicense to Kellwood, Buyer will obtain from Kellwood an agreement to be bound by the provisions of paragraphs 13, 15 and 16 of the Adamson License Agreement.

                                  Article V

             Conditions Precedent to the Obligations of the Buyer

         Each and every obligation of the Buyer to be performed on the Closing Date shall be subject to the satisfaction prior to, or at the Closing, of the following express conditions precedent (any or all of which the Buyer may expressly waive except as to the approval of the Aris' shareholders):

           5.1 Compliance with Agreement. The Sellers and ECI shall have performed and complied with in all material respects all of their obligations under this Agreement which are to be performed or complied with by them prior to or on the Closing Date.

           5.2 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Buyer and the Buyer's counsel, and the Sellers and ECI shall have made available to the Buyer for examination the originals or true and correct copies of all documents in their possession, or which they can reasonably obtain, which the Buyer may reasonably request in connection with the transactions contemplated by this Agreement.

            5.3 Absence of Litigation. There shall not have been issued and be in effect on the Closing Date any order of any court or tribunal of competent jurisdiction which (a) prohibits or makes illegal the purchase by the Buyer of the Trademark Assets, the Trademark Applications and the Copyright Assets, (b) would require the divestiture by the Buyer of all or a material portion of the Trademark Assets, the Trademark Applications and the Copyright Assets or the assets of the Buyer as a result of the transactions contemplated hereby, or
(c) would impose limitations on the ability of the Buyer to effectively exercise full rights of ownership of the Trademark Assets, the Trademark Applications and the Copyright Assets as a result of the transactions contemplated hereby. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby which the Buyer deems unacceptable in its reasonable discretion. On the Closing Date, no investigation, suit, action, or other proceeding shall, to the knowledge of any of the parties, be pending or threatened by any governmental agency that seeks the restraint, prohibition, damages, or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

         5.4 Representations and Warranties. (a) The representations and warranties made by the Sellers or ECI that are qualified with respect to materiality or by reference to "material adverse effect" shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though said representations and warranties had been made at such times; and (b) the representations and warranties made by the Sellers or ECI that are not so qualified shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as though said representations and warranties had been made at such times; provided, however, that, for purposes of this Section 5.4, any updates and supplements to the Schedules delivered by the Sellers or ECI to the Buyer after the date of this Agreement shall not be taken into account, except for changes consented to in writing by the Buyer.

         5.5 No Adverse Change. During the period from the date of this Agreement to the Closing Date there shall not have occurred or been discovered, and there shall not exist on the Closing Date, any condition or fact which is, or may be, materially adverse to the Trademark Assets, the Trademark Applications and the Copyright Assets, taken as whole, other than any condition or fact resulting from, or relating to, (a) the economy or financial markets in general, (b) in general the industries in which the Sellers and ECI operate and not specifically relating to the Sellers and ECI, taken as a whole, (c) a worsening of current conditions caused by the acts of terrorism or war (whether or not declared) on the United States and its territories, occurring after the date of this Agreement, or (d) arising in connection with the actions of the Buyer as contemplated in Section 4.10 hereof.

         5.6 Deliveries at Closing. The Sellers shall have delivered to the Buyer the following documents, each properly executed and dated as of the Closing Date:

             (a) the Assignment of Trademarks, the assignments and the files as provided in subsections (b), (c) and (d) of Section 1.4 hereof;

             (b) a certificate of an executive officer of Aris certifying to the fulfillment of the conditions set forth in Sections 5.1, 5.3, 5.4, 5.5, 5.8,
5.10 and 5.11 hereof; provided, that the certificate with respect to Section
5.3 will be made solely with respect to the knowledge of the Sellers; and

             (c) a copy of the resolutions of Aris' Board of Directors, certified by Aris' Secretary, authorizing the execution and delivery of this Agreement by Aris and the performance of Aris' obligations hereunder.

         5.7 Commitment by Adamson. The Sellers shall have obtained from Adamson, and shall have delivered a copy thereof to the Buyer, a schedule of Adamson's inventory related to the use of the XOXO(R) trademark (the "Adamson Inventory") as of a date not more than three (3) Business Days prior to the Closing Date. On the Closing Date, the Buyer shall have the right to purchase the Adamson Inventory at cost. In connection with any such sale, Adamson shall deliver the labels, tags, packaging and all other materials bearing or incorporating any of the Trademarks. If the Buyer does not exercise its right to purchase the Adamson Inventory on the Closing Date, Adamson shall have the right to, and shall, dispose of the Adamson Inventory during the period commencing on the Closing Date and ending on the Adamson Effective Date. In the event that the Buyer does not purchase the Adamson Inventory at the Closing pursuant to this Section 5.7, then not later than three (3) Business Days after the Adamson Effective Date, the Sellers shall obtain from Adamson, and deliver a copy to the Buyer, a schedule of the unsold items of the Adamson Inventory. The Buyer shall have the option, exercisable within three (3) Business Days after receipt of such schedule, to purchase such unsold items at Adamson's cost.

If the Buyer does not exercise such option to buy, the Sellers shall arrange for Adamson to destroy such items unless they are saleable without using any of the Trademarks.

         5.8 Approvals and Consents. The Sellers and ECI shall have filed all notices and obtained, in writing, and conveyed to the Buyer such permissions, approvals, determinations, consents and waivers, if any, as may be required by law, regulatory authorities, secured creditors of the Sellers or ECI or from any third party pursuant to any contract to which any of the Sellers or ECI is a party, in order to consummate the transactions contemplated by this Agreement and to vest in the Buyer good, clear and marketable title to the Trademark Assets, the Trademark Applications and the Copyright Assets as contemplated by this Agreement, except for any failure to file or obtain any notice, permission, approval, determination, consent or waiver which, individually or in the aggregate, is not reasonably likely to have a material adverse effect on the Trademark Assets, the Trademark Applications and Copyright Assets, taken as a whole; provided, that, notwithstanding the foregoing, the Buyer shall cooperate in good faith with the Sellers and ECI and shall take all steps reasonably necessary in connection with the satisfaction of the conditions set forth in this Section 5.8.

         5.9 Change of Name. XOXO Inc. shall have delivered to the Buyer, and shall have caused its wholly-owned subsidiary XOXO Outlets, Inc., a California corporation ("Outlets") to deliver, all necessary certificates executed by the appropriate officers of XOXO Inc. and Outlets, in proper form for filing with the appropriate governmental agencies or officials, and duly authorized by the Board of Directors of XOXO Inc. and ECI as the sole shareholder of XOXO Inc. and XOXO Inc. as the sole shareholder of Outlets, to effect the change of the names of each of XOXO Inc. and Outlets to a substantially dissimilar name so that Buyer shall have the full and exclusive use of the name XOXO in such manner as the Buyer may deem proper in its reasonable discretion. Anything in this Section 5.9 or elsewhere in this Agreement to the contrary notwithstanding, XOXO Inc. and the Other Subsidiaries may continue to use the trade name XOXO as signage on the stores designated in writing to the Buyer at the Closing on Schedule 1.4(g) hereto and on merchandise until the Adamson Effective Date; provided, however, that not later than one (1) Business Day thereafter, XOXO Inc. and the Other Subsidiaries, whichever is applicable, removes such signage and ceases to utilize the Trademark in any way.

         5.10 Shareholders' Approval. The shareholders of Aris shall have approved this Agreement and the consummation of the transactions contemplated hereby in accordance with Aris' Certificate of Incorporation and Bylaws, the BCL and the Exchange Act.

         5.11 Esteem Fashions Agreement. All amounts due and payable by XOXO Inc. pursuant to that certain Agreement, dated as of November 11, 1999, by and between XOXO Inc. and Esteem Fashions Inc., shall have been paid on or prior to the Closing Date.

                                  Article VI

            Conditions Precedent to the Obligations of the Sellers

     Each and every obligation of the Sellers to be performed on the Closing Date shall be subject to the satisfaction prior to, or at the Closing, of the following express conditions precedent (any or all of which Sellers may expressly waive except as to the approval of the Aris' shareholders):

     6.1 Compliance with Agreement. The Buyer shall have performed and complied with in all material respects all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

     6.2 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement by the Buyer, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Sellers and the Sellers' counsel.

     6.3 Absence of Litigation. There shall not have been issued and be in effect on the Closing Date any order of any court or tribunal of competent jurisdiction which prohibits or makes illegal the sale by the Sellers of the Trademark Assets or the Copyright Assets. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided. On the Closing Date no investigation, suit, action, or other proceeding shall, to the knowledge of either of the parties, be pending or threatened by any governmental agency that seeks the restraint, prohibition, damages, or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

     6.4 Representations and Warranties. (a) The representations and warranties made by the Buyer that are qualified with respect to materiality shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though said representations and warranties had been made at such times; and (b) the representations and warranties made by the Buyer that are not so qualified shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as though said representations and warranties had been made at such times.

     6.5 Payment of Purchase Price. The Buyer shall have paid to the Sellers the Purchase Price as described in Section 1.2 of this Agreement.

     6.6 Delivery at Closing. The Buyer shall have delivered to the Sellers a certificate, properly executed and dated as of the Closing Date by the Manager of the Buyer, certifying to the fulfillment of the conditions set forth in Sections 6.1, 6.3 and 6.4 hereof; provided, that the certificate with respect to Section 6.3 will be made solely with respect to the knowledge of the Buyer.

     6.7 Shareholders' Approval. The shareholders of Aris shall have approved this Agreement and the consummation of the transactions contemplated hereby in accordance with Aris' Certificate of Incorporation and Bylaws, the BCL and the Exchange Act.

     6.8 Absence of Dissenters' Rights. As of the date of the Special Meeting, shareholders of Aris holding five (5%) or more of the outstanding shares of its Common Stock, $.01 par value, shall not have notified Aris of their intentions to assert their rights of appraisal pursuant to Sections 910 and 623 of the BCL.

     6.9 Approvals and Consents. The Sellers shall have obtained, on or before the Closing Date, the consents set forth on Schedule 5.8.

                                  Article VII

               Post-Closing Covenants, Indemnity and Termination

     7.1    No Further Use. Except as specifically provided in Sections 5.7 and
5.9 hereof, after the Closing Date, the Sellers and ECI shall not, directly or indirectly, use or utilize in any manner whatsoever, the Trademarks or any similar trademarks or trade names, logos, designs or graphics or any of the Copyright Assets or any similar copyright. Moreover, the Sellers and ECI agree that each shall never attack or question the validity of, or assist any third party in attacking or questioning the rights hereafter claimed by the Buyer, in the Trademarks, the Copyright Assets and the other Trademark Assets.

     7.2    Sellers' Indemnity.

            (a) The Sellers shall, jointly and severally, indemnify and hold the Buyer harmless from and against, and shall defend promptly the Buyer from, and reimburse the Buyer for, any and all losses, damages, costs, expenses, liabilities, obligations, and claims of any kind, including, without limitation, reasonable attorneys fees, settlement proceeds, costs of procuring a bond and other costs and expenses (collectively "Damages"), which the Buyer may at any time suffer or incur, or become subject to, as a result of, or in connection with:


                (i) any suit, action or other proceeding, or any other claim asserted by any third party or governmental authority that challenges the validity of the Sellers' or the Buyer's right, title or interest in and to the Trademark Assets, the Trademark Applications or the Copyright Assets, subject to those rights granted in the Trademark License Agreements and any interests granted therein by the Buyer subsequent to the Closing Date;

                (ii)any claim asserted by any current licensee of the Sellers under the existing indemnification provisions contained in its Trademark
License Agreement, until the expiration of the license period in effect under such Trademark License Agreement as of the Closing Date without extension pursuant to any discretionary renewal periods thereunder;

                (iii) any suit, action or other proceeding, or any other claim asserted by any third party, including any licensee of the Sellers, or governmental authority arising out of, or in connection with, the Sellers' actions or omissions under the Trademark License Agreements or the Terminated Licenses prior to the Closing Date; or


                 (iv) any liability for taxes of the Sellers or the Other Subsidiaries for any period ending on or prior to the Closing Date or which includes the Closing Date (other than taxes or fees which are the responsibility of the Buyer pursuant to Section 8.11).

         (b) The Sellers' indemnification obligations contained in Section 7.2(a) hereof (other than Section 7.2(a)(iv)) shall not apply to any claim, demand, action or proceeding for Damages until the aggregate of all such Damages total One Hundred Thousand ($100,000) Dollars (the "Sellers' Threshold Amount"), in which event the Sellers' indemnification obligations contained in
Section 7.2(a) (other than Section 7.2(a)(iv)) shall apply to all claims, demands, actions or proceedings for Damages in excess of the Sellers' Threshold Amount, subject to a maximum liability to all parties, in the aggregate, equal to the Purchase Price for Damages under Section 7.2(a) (other than Section 7.2(a)(iv)); provided, however, that the Sellers' Threshold Amount shall not apply to any Damages arising out of, or in connection with, the Adversary Proceeding.


         (c) The Buyer shall promptly notify the Sellers of any claim, demand, action, or proceeding for which indemnification will be sought under subsection (a) of this Section 7.2 and, if such claim, demand, action, or proceeding is a third party claim, demand, action, or proceeding, the Sellers shall have the right at their expense to assume the defense thereof using counsel reasonably acceptable to the Buyer. The Buyer shall have the right to participate, at its own expense, with respect to any such third party claim, demand, action, or proceeding. In connection with any such third party claim, demand, action, or proceeding, the Buyer and the Sellers shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party claim, demand, action, or proceeding shall be settled without the prior written consents of the Sellers and the Buyer. If a firm written offer is made to settle any such third party claim, demand, action, or proceeding and the Sellers refuse to consent to such settlement, then: (i) the Buyer shall be excused from, and the Sellers shall be jointly and severally responsible for, all further defense of such third party claim, demand, action, or proceeding; and (ii) the maximum liability of the Buyer (subject to a claim over against the Sellers) relating to such third party claim, demand, action, or proceeding shall be the amount of the proposed settlement if the amount thereafter received from the Sellers on such third party claim, demand, action, or proceeding is greater than the amount of the proposed settlement.


         (d) Notwithstanding anything in this Section 7.2 to the contrary, in no event will the Sellers be liable in any way in connection with their performance under this Agreement for any loss of profit or any other special damages, including, but not limited to, special, incidental, consequential, or other damages, except and to the extent that such damages are paid by the Buyer to a third party.

         (e) In calculating the amount of any indemnifiable Damages pursuant to this Section 7.2, there shall be deducted any tax benefit available to the Buyer and its affiliates as a result of the deduction of the amounts so indemnified.

                 (f) All indemnity payments made by the Sellers to the Buyer pursuant to this Section 7.2 shall be treated for all tax purposes as an adjustment to the Purchase Price. Appropriate adjustments to the allocation of the Purchase Price (including the Final Allocation) shall be made at the time of such indemnity payments.

           7.3   Buyer's Indemnity.

                 (a) The Buyer shall indemnify and hold the Sellers harmless from and against, and shall defend promptly the Sellers from, and reimburse the Sellers for, any and all Damages, which the Sellers may at any time suffer or incur, or become subject to, as a result of, or in connection with any suit, action or other proceeding, or any other claim asserted by any third party or governmental authority arising out of, or in connection with, the Buyer's actions following the Closing Date.

                 (b)   The Buyer's indemnification obligations contained in
Section 7.3(a) hereof shall not apply to any claim, demand, action or proceeding for Damages until the aggregate of all such Damages total One Hundred Thousand ($100,000) Dollars (the "Buyer's Threshold Amount"), in which event the
Buyer's indemnification obligations contained in Section 7.3(a) shall apply to all claims, demands, actions or proceedings for Damages in excess of the Buyer's Threshold Amount.

                 (c) The Sellers shall promptly notify the Buyer of any claim, demand, action, or proceeding for which indemnification will be sought under subsection (a) of this Section 7.3 and, if such claim, demand, action, or proceeding is a third party claim, demand, action, or proceeding, the Buyer shall have the right at their expense to assume the defense thereof using counsel reasonably acceptable to the Sellers. The Sellers shall have the right to participate, at their own expense, with respect to any such third party claim, demand, action, or proceeding. In connection with any such third party claim, demand, action, or proceeding, the Buyer and the Sellers shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party claim, demand, action, or proceeding shall be settled without the prior written consents of the Sellers and the Buyer. If a firm written offer is made to settle any such third party claim, demand, action, or proceeding and the Buyer refuses to consent to such settlement, then: (i) the Sellers shall be excused from, and the Buyer shall be responsible for, all further defense of such third party claim, demand, action, or proceeding; and (ii) the maximum liability of the Sellers (subject to a claim over against the Buyer) relating to such third party claim, demand, action, or proceeding shall be the amount of the proposed settlement if the amount thereafter received from the Buyer on such third party claim, demand, action, or proceeding is greater than the amount of the proposed settlement.

                 (d) In calculating the amount of any indemnifiable Damages pursuant to this Section 7.3, there shall be deducted any tax benefit available to the Sellers and their affiliates as a result of the deduction of the amounts so indemnified.

                 (e) Notwithstanding anything in this Section 7.3 to the contrary, in no event will the Buyer be liable in any way in connection with its performance under this Agreement for any loss of profit or any other special damages, including, but not limited to, special, incidental, consequential, or other damages, except and to the extent that such damages are paid by the Sellers to a third party.


             (f) All indemnity payments made by the Buyer to the Sellers pursuant to this Section 7.3 shall be treated for all tax purposes as an adjustment to the Purchase Price. Appropriate adjustments to the allocation of the Purchase Price (including the Final Allocation) shall be made at the time of such indemnity payments.


         7.4 Termination. Unless otherwise agreed to in writing, this Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time as follows:

                  (a)  by mutual written agreement of the Sellers and the Buyer;

                  (b) by the Buyer (provided that it is not otherwise in breach hereof) if any of the conditions set forth in Article V of this Agreement shall not have been fulfilled on, or prior to, August 31, 2003;

                  (c) by the Sellers (provided that it is not otherwise in breach hereof) if any of the conditions set forth in Article VI of this Agreement shall not have been fulfilled on, or prior to, August 31, 2003;

                  (d) by the Buyer or the Sellers if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

                  (e) by the Sellers if the Buyer (i) breaches its representations and warranties in any material respect, (ii) fails to comply in any material respect with any of its covenants or agreements contained herein which failure is not cured within twenty (20) days of written notice thereof; or (iii) fails to meet at the Closing any conditions set forth in Article VI hereof and such failure has not been waived in writing by the Seller;

                  (f) by the Buyer if either the Sellers or ECI (i) breach their representations and warranties in any material respect, (ii) fail to comply in any material respect with any of their covenants or agreements contained herein which failure is not cured within twenty (20) days of written notice thereof; or (iii) fail to meet at the Closing any condition set forth in
Article V hereof and such failure has not been waived in writing by the Buyer;

                  (g) by the Buyer or the Sellers if the shareholders of Aris fail to approve this Agreement and the consummation of the transactions contemplated hereby in accordance with Aris' Certificate of Incorporation and Bylaws, the BCL and the Exchange Act; or

                  (h) by the Sellers if the Board of Directors of Aris has recommended an Alternative Transaction pursuant to Section 4.5(b) hereof.

         7.5 Rights on Termination; Waiver. If this Agreement is terminated pursuant to Section 7.4 hereof, all further obligations of the parties under or pursuant to this Agreement shall terminate without further liability of either party to the other, except that: (a) the Buyer's obligations contained in Section 4.2 of this Agreement shall survive any such termination, (b) in the event that the Agreement is terminated on account of the failure of any of the conditions set forth in Section 4.5(a) or Section 5.10 hereof to be satisfied, the Sellers shall pay Buyer as liquidated damages the amount provided in Section 4.5(c) hereof and (c) each party shall retain any and all remedies which it may have for breach of contract provided by law based on the other party's failure to comply with the terms of this Agreement. If any of the conditions set forth in Article V of this Agreement (other than Section
5.10 hereof) have not been satisfied, the Buyer may nevertheless elect to proceed with the consummation of the transactions contemplated by this Agreement and, if any of the conditions set forth in Article VI of this Agreement (other than Section 6.7 hereof) have not been satisfied, the Sellers may nevertheless elect to proceed with the consummation of the transactions contemplated by this Agreement.

         7.6 Survival of Indemnities. All obligations of the Sellers pursuant to Section 7.2 hereof (other than Section 7.2(a)(iv)) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement for a period of three (3) years from the Closing Date, except for the obligations of the Sellers pursuant to Section 7.2(a)(ii) and (iii) hereof which shall survive the Closing Date, or any termination of this Agreement.
The obligations of the Sellers pursuant to Section 7.2(a)(iv) shall survive the Closing Date and the consummation of the transactions contemplated by this agreement for a period of ninety (90) days after the expiration of the statute of limitations applicable to the assessment or collection of taxes covered by
Section 7.2(a)(iv). All obligations of the Buyer pursuant to Section 7.3 hereof shall survive the Closing Date, or any termination of this Agreement.

                                 Article VIII

                                 Miscellaneous

         8.1 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of (a) the date when actually delivered to an officer of a party,
(b) the second business day after having deposited the notice of communication in the United States mail, certified or registered mail, postage prepaid, return receipt requested, or (c) upon delivery by courier or facsimile, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section 8.1 of a change of address:

           If to the Sellers:

              c/o Aris Industries, Inc.
              463 Seventh Avenue
              Fourth Floor
              New York, New York  10018
              Attn.:  Mr. Arnold Simon, Chairman and Chief Executive Officer
              Telefax: (212) 695-7641
              Telephone: (646) 473-4200

           with a copy to:

              Mark N. Kaplan, Esq.
              Skadden, Arps, Slate, Meagher & Flom LLP
              4 Times Square
              Room 45-400
              New York, New York  10036
              Telefax:  (212) 735-2000
              Telephone:  (212) 735-3000

           If to the Buyer, Stanley Cayre or Eli Hamway:

              10 West 33rd Street
              Suite 728
              New York, New York  10001
              Attn:  Mr. Eli Hamway, Managing Member
              Telefax:  (212) 279-6817
              Telephone:  (212) 971-3111

           with a copy to:

              Morris Missry, Esq.
              Wachtel & Masyr, LLP
              110 East 59th Street
              New York, New York  10022
              Telefax:  (212) 909-9448
              Telephone:  (212) 909-9557

         8.2 Further Assurances. At any time, and from time to time, each of the parties hereto, at the request of the other, shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as may be reasonably requested in order to fully implement the purpose of this Agreement.

         8.3 Governing Law and Forum. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the

State of New York applicable to contracts to be performed entirely within that State, without giving effect to the principles of conflicts of law, except that any questions governed by the statutes of the United States of America shall be construed and enforced in accordance with, and governed by, such statutes. The parties hereto agree that any action, suit or other proceeding arising out of this Agreement, or the consummation of the transactions contemplated hereby, shall be brought only in a federal or state court located in the City, County and State of New York; provided, however, that no party waives its or his right to request the removal of such action, suit or proceeding from the state court to a federal court in such jurisdiction or vice versa. The parties hereto each waive any claim that such jurisdiction is not a convenient forum for any such action, suit or proceeding and the defense of lack of personal jurisdiction. Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its or his address set forth herein shall be effective service of process for any action, suit or proceeding brought against it or him in any such court. Each of the parties hereby further agrees that any such court shall have in personam jurisdiction over it or him, and agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner specified by law.

         8.4 Headings. The headings used in this Agreement are for convenience only and shall not be deemed to constitute a part hereof.


         8.5 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and herein were upon the same instrument.

         8.6 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

         8.7 Entire Agreement. This Agreement and the documents referred to herein and to be delivered pursuant hereto constitute the entire agreement and understanding of the parties hereto with respect to its subject matter hereof and supersede any prior agreements and understanding between the parties with respect thereto.

         8.8 Amendments and Waivers. No amendment, supplement, modification, waiver, or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         8.9 Expenses. Except as provided in Sections 1.3, 4.5(c), 7.5 and
8.11 hereof, whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay the fees and expenses incurred by it or him, including the fees of respective counsel, accountants, brokers, investment bankers, and other experts incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated by this Agreement.

         8.10 Assignment. This Agreement shall not be assigned by the Sellers or the Buyer without the prior written consent of the other party; provided, however, that the Buyer shall have the right to assign all or any portion of its rights under this Agreement, or to delegate all or any portion of its obligations under this Agreement, in each case with reference to all or any portion of the Trademark Assets or the Copyright Assets, to an Affiliate of the Buyer without the Sellers' consent. Any such assignment shall not release the Buyer from its obligations herein.


         8.11 Taxes and Fees. The Sellers and the Buyer shall each pay and be responsible for 50% of all sales, use or other transfer taxes of any kind and all escrow, documentary, stamp, recording and filing taxes or fees which arise as a result of the conveyance of the Trademark Assets and the Copyright Assets to the Buyer pursuant to this Agreement.

         8.12 Severability. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause, or part under other circumstances, shall not be affected thereby and this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

         8.13 Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

         8.14 Rules of Construction. Each party to this Agreement has been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waives any rule of construction that would construe ambiguities against the party drafting this Agreement.

         8.15 Bulk Transfers. The parties to this Agreement agree to waive compliance with the requirements of the bulk sales tax laws of any jurisdiction in connection with any of the transactions contemplated under this Agreement, including, without limitation, the notice provisions of Chapter 60, Article 28, Section 1141(c) of the consolidated laws of the State of New York and any similar notice provisions of any other jurisdiction.

         8.16 IRS Tax Forms. Immediately prior to the payment of any amounts by the Sellers to the Buyer pursuant to this Agreement, the Buyer shall provide the Sellers with a validly completed and executed IRS Form W-9 indicating that the Buyer is not subject to backup withholding. If the Buyer fails to provide the Sellers with such form, the Sellers shall be entitled to withhold the appropriate amount of tax that the Sellers reasonably determine that they are required to withhold pursuant to applicable law.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK; SIGNATURE PAGE
FOLLOWS]

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date and year first above written.

                                ARIS INDUSTRIES, INC.

                                By:  /s/ Arnold Simon
                                     ------------------------------------
                                Name:  Arnold Simon
                                Title:  Chief Executive Officer

                                XOXO CLOTHING COMPANY, INC.

                                By:  /s/ Arnold Simon
                                     -------------------------------------
                                Name:  Arnold Simon
                                Title:  Chief Executive Officer

                                EUROPE CRAFT IMPORTS, INC.

                                By:  /s/ Arnold Simon
                                     -------------------------------------
                                Name:  Arnold Simon
                                Title:  Chief Executive Officer

                                8-3 RETAILING INC.

                                By:  /s/ Arnold Simon
                                     -------------------------------------
                                Name:  Arnold Simon
                                Title:  Chief Executive Officer

                                MARCADE GROUP REALTY CORPORATION

                                By:  /s/ Arnold Simon
                                     -------------------------------------
                                Name:  Arnold Simon
                                Title:  Chief Executive Officer

                                GLOBAL BRAND HOLDINGS, LLC

                                By:  /s/ Stanley Cayre
                                     -------------------------------------
                                Name:  Stanley Cayre
                                Title:  Managing Member

                                 STANLEY CAYRE

                                /s/ Stanley Cayre
                                -------------------------------------
                                ELI HAMWAY

                                /s/ Eli Hamway
                                -------------------------------------

                                    ANNEX B


                               VOTING AGREEMENT


         VOTING AGREEMENT dated as of this 7th day of May 2003 (this "Agreement") is made by and among GLOBAL BRAND HOLDINGS, LLC, a New York limited liability company ("Global"), and THE SIMON GROUP LLC, a New York limited liability company, and ARNOLD H. SIMON (the "Holders").

                                   RECITALS

         WHEREAS, the Holders own shares of the Company Stock (as defined below);

         WHEREAS, the execution and delivery of this Agreement is a condition to the transactions contemplated by that certain Trademark Purchase Agreement, dated as of May 7, 2003, by and among Aris Industries, Inc., a New York corporation ("Aris"), its wholly-owned subsidiary, Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), and ECI's wholly-owned subsidiary, XOXO Clothing Company, Inc., a Delaware corporation ("XOXO Inc.;" Aris and XOXO Inc. being collectively referred to herein as the "Sellers"), ECI's wholly-owned subsidiary Marcade Group Realty Corporation, a New York corporation ("Marcade"), the wholly-owned subsidiary of XOXO Inc., 8-3 Retailing Inc., a California corporation ("8-3 Retailing"), (8-3 Retailing and Marcade being collectively referred to herein as the "Other Subsidiaries"), Global Brand Holdings, LLC, a New York limited liability company (the "Buyer"), Stanley Cayre and Eli Hamway; and

         WHEREAS, the Holders wish to induce Global, Stanley Cayre, Eli Hamway, the Sellers and the Other Subsidiaries to enter into the Trademark Purchase Agreement and, therefore, the Holders are willing to enter into this Agreement.
         NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Representations and Warranties of the Holders. The Holders represent and warrant to Global as follows:

                    (a) Ownership of Securities. The Holders are the beneficial owner of the number of shares of Aris Industries, Inc. Common Stock, $.01 par value (the "Company Stock"), set forth on the signature page to this Agreement (the "Existing Securities," and, together with any shares of the Company Stock or other securities of the Company hereafter acquired by the Holders, the "Subject Securities"). As of the date hereof, the Holders are also the beneficial owners of options to purchase the number of shares of the Company Stock as are set forth on the signature page to this Agreement (the
"Options"). The Holders do not own any capital stock or other securities of the Company

(including any options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into any shares of capital stock, of any class, of the Company Stock, or outstanding warrants, options or other rights to acquire any such convertible securities or stock appreciation rights or other instrument whose value is derived from the Company Stock) on the date of this Agreement other than (i) the Existing Securities and (ii) the Options. The Holders have voting power and power to issue instructions with respect to the voting of the Existing Securities, power of disposition, power of exercise or conversion and the power to demand appraisal rights, in each case with respect to all of the Existing Securities. On the date of the special meeting of shareholders of the Company, at which or pursuant to which the Trademark Purchase Agreement is to be considered, the Holders will have voting power and power to issue instructions with respect to the voting of all of the Subject Securities, power of disposition, power of exercise or conversion and the power to demand appraisal rights, in each case with respect to all of the Subject Securities.

         (b) Power; Binding Agreement. The Holders have full power and authority to enter into and perform all of the Holders' obligations under this Agreement. The execution by the Holders of this Agreement and the performance of their obligations hereunder have been duly authorized by all necessary corporate or partnership action on the part of the Holders and no other action on the part of the Holders is required in connection therewith. This Agreement has been duly and validly executed and delivered by the Holders and constitutes a valid and binding agreement of the Holders, enforceable against the Holders in accordance with its terms.

         (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Holders and the consummation by the Holders of the transactions contemplated hereby and neither the execution and delivery of this Agreement by the Holders nor the consummation by the Holders of the transactions contemplated hereby nor compliance by the Holders with any of the provisions hereof shall conflict with, or result in any breach of, any applicable organizational documents of the Company applicable to the Holders or, if applicable, any organizational documents of the Holders (including, without limitation, any charter documents or partnership agreement), result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Holders are a party or by which the Holders' properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Holders or any of the Holders' properties or assets.

         (d) No Liens. The Existing Securities are now and, at all times during the term hereof, the Subject Securities will be held by the Holders, or by a nominee or custodian for the benefit of such Holders, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.

         SECTION 2. Agreement to Vote Shares. At every meeting of the shareholders of the Company called with respect to any of the following, and at every postponement or adjournment thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, the Holders agree that they shall vote all of the Subject Securities that they own beneficially on the record date of any such vote in favor of the Trademark Purchase Agreement and the related transactions (the "Trademark Purchase Agreement Vote").

         SECTION 3. IRREVOCABLE PROXY. THE HOLDERS HEREBY GRANT TO, AND APPOINT GLOBAL AND ANY MANAGING MEMBER OF GLOBAL, IN HIS CAPACITY AS A MANAGING MEMBER OF GLOBAL, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF GLOBAL, AND ANY OTHER DESIGNEE OF GLOBAL, EACH OF THEM INDIVIDUALLY, THE HOLDERS' PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE HOLDERS' SUBJECT SECURITIES IN ACCORDANCE WITH SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND THE HOLDERS WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKE ANY PROXY PREVIOUSLY GRANTED BY THEM WITH RESPECT TO THE SUBJECT SECURITIES.

         SECTION 4. Covenants of the Holders. The Holders hereby agree and covenant that:

         (a) Restriction on Transfer, Proxies and Noninterference. The Holders shall not, directly or indirectly: (i) until the earlier to occur of (x) the Trademark Purchase Agreement Vote or (y) ninety (90) days from the date of this Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Securities; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of the Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing, restricting or disabling such Holders from performing their obligations under this Agreement. After the occurrence of the Trademark Purchase Agreement Vote, if the Holders offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Subject Securities, shall, within five (5) business days of such event, deliver to Global (at the address set forth in Annex A hereof) written notice of the occurrence of such event. Such notice shall set forth the number and class of Subject Securities which were the subject of the transaction, the date of the transaction, and the number of each class of Subject Securities owned by the Holders after giving effect to the transaction.


     SECTION 5. Assignment; Benefits. The rights (but not the obligations) of Global hereunder may be assigned, in whole or in part, to any direct wholly-owned subsidiary of Global, to the extent and for so long as it remains a direct wholly-owned subsidiary of Global. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the Holders, Global and their respective successors and permitted assigns

     SECTION 6. Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) to the address of such party set forth on Annex A hereto or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

     SECTION 7. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8. Amendment. This Agreement may not be amended or modified, except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

     SECTION 9. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to its rules regarding conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the federal and state courts in the County and State of New York for any actions, suits or proceedings arising out of, or relating to, this Agreement, the transactions contemplated hereby or any document referred to herein (and the parties agree not to commence any action, suit or proceeding related thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth on the signature pages hereto shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, or the transactions contemplated hereby, in the courts of the State of New York or the United States of America located in the County and State of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

         SECTION 10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         SECTION 11. Defined Terms. Terms used herein but not otherwise defined shall have the meanings set forth in the Trademark Purchase Agreement.

         SECTION 12. Termination. This Agreement shall terminate upon the termination of the Trademark Purchase Agreement pursuant to its terms. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Trademark Purchase Agreement on the part of any party hereto or any of its directors, officers, partners, shareholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Trademark Purchase Agreement.

               [Remainder of this Page Intentionally Left Blank]

           IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written above.

           GLOBAL BRAND HOLDINGS, LLC

           By:   /s/ Stanley Cayre
                 -------------------------------------
                 Name:  Stanley Cayre
                 Title:  Managing Member


           HOLDERS:

           /s/ Arnold Simon
           -------------------------------------
           ARNOLD H. SIMON

           Existing Securities:
                     Class: common
                            --------------
                     Number of Shares: 45,066,545
                                       --------------
           Options:
                     Number of Underlying Shares: 2,250,000
                                                  ----------


           THE SIMON GROUP LLC

           /s/ Arnold Simon
           -------------------------------------
           By: Arnold H. Simon,
                     Its Sole Managing Member

           Existing Securities:
                     Class: common
                            -------------
                     Number of Shares: 44,745,045
                                       ------------
           Options:
                     Number of Underlying Shares: 0
                                                 ---

                                    Annex A

                   Notification Information for the Holders:

Global Brand Holdings, LLC
Suite 728
10 West 33rd Street
New York, NY 10001
Attention: Stanley Cayre, Managing Member
Telecopy: 212-279-6817

Arnold Simon
6000 Sheila Street
Commerce, CA 90004
Telecopy: 323-869-0805

The Simon Group LLC
6000 Sheila Street
Commerce, CA 90004
Telecopy: 323-869-0805

                                    ANNEX C

                           [InteCap, Inc. Letterhead]



April 28, 2003


Board of Directors
Aris Industries, Inc.
463 Seventh Avenue, 4th floor
New York, NY 10018

Members of the Board:

We understand that Aris Industries, Inc. (the "Company"), is considering entering into a Trademark Purchase Agreement ("Agreement"), providing for, among other things, the sale of the trade name and service mark XOXO, and the trademarks XOXO, XOXO IN AMERICA AND ABROAD, LOLA and FRAGILE and all variations thereof ("XOXO related trademarks") to Global Brand Holdings, LLC, (the "Purchaser"). We understand that the Agreement will also transfer XOXO related trademark applications, copyright assets and license agreements to the Purchaser. Pursuant to the Agreement consideration to be paid to the Company is $43 million in cash. The specific terms and conditions are set forth in detail in the Agreement.

You have requested our opinion, as a financial advisor, with respect to the fairness, from a financial point of view, of the consideration to be received by the Company. We have not been requested to opine as to, and our opinion does not address, the Company's underlying business decision to proceed with the Agreement.

In arriving at our opinion, we have reviewed and analyzed the following:

             a)   the Agreement (draft dated April 25, 2003);

             b) publicly available information concerning the Company which were deemed to be relevant to our opinion; including the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and various other SEC filings and press releases;

            c) financial information with respect to business and prospects of the XOXO related trademarks as provided by the Company, including historical and projections of sales and royalties;

Board of Directors
April 28, 2003
Page 2





         d) other financial analyses, investigations, including discussions with senior management of the Company concerning the historical and current financial performance of the XOXO trademark;

         e) various financial and market information concerning the industry;

         f) and other information we deemed appropriate for the purpose of rendering the opinion as expressed herein.

We have assumed and relied upon the completeness and accuracy of the financial and other information provided to us or represented to us by the Company or otherwise utilized by us in arriving at our opinion without independent verification and have relied upon the assurances of management of the Company that they are not aware of any facts that would make such information inaccurate.

As represented by the Company, we have assumed that financial projections have been reasonably prepared reflecting the best available estimates of the management of the Company as to future financial performance and that the Company reasonably expects to perform in accordance with such projections.

We have also relied upon publicly available information from sources generally deemed reliable. While we believe that the information relied upon to be both accurate and complete, we do not represent this information as such, and will accept the information without further verification.

InteCap is an international consulting firm dedicated to advising clients on economic, valuation, and strategy issues related to intellectual property and complex commercial disputes. InteCap has 160 professionals in 9 offices throughout the United Stated and Great Britain. We our regularly engaged to provide valuation and strategic consulting services related to intellectual property matters. We will receive a fee for our services in the rendering of this opinion whether or not a transaction occurs. Neither our employment nor our compensation is in any way contingent upon our opinion in this matter. Neither InteCap nor any of its employees has any present or contemplated financial interest in the Company or the Purchaser.

The opinion and related work product created in this matter is solely for the use of the Board of Directors of the Company in connection with this transaction and shall not be disclosed publicly or made available to, or relied upon by, any third party without our prior written approval, except that a copy of the opinion and a description of our analysis may be included in a proxy or information statement to be filed with the Securities and Exchange Commission in connection with a special meeting of shareholders of the Company in connection with the Agreement. Furthermore, our opinion does not constitute a recommendation to proceed with the subject transaction and is based upon market, economic and other considerations as they exist on, and can be evaluated as of, the date of this letter.

Board of Directors
April 28, 2003
Page 3

Based upon the foregoing and other such factors we deem relevant, we are of the opinion that, as of the date hereof, the consideration to be received by the Company for the sale and assignment of the XOXO related trademarks is fair, from a financial point of view, to the Company.


Very truly yours,

InteCap, Inc.

                                    ANNEX D

                  New York laws regarding Dissenter's Rights

 Section 623. Procedure to Enforce Shareholder's Right to Receive Payment for Shares

(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b) Within ten days after the shareholders` authorization date, which term as used in this section means the date on which the shareholders` vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters` rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

(f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders` authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by:

         (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or

         (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates.

If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters` rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders` authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders` authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

(h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

     (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

     (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

     (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

     (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders` authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision
          (d) of section 3101 of the civil practice law and rules.

     (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

     (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

     (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following:

                (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay;

                (B) that no offer or required advance payment was made by the corporation;

                (C) that the corporation failed to institute the special proceeding within the period specified therefor; or

                (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

     (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

     (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

     (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

     (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

(l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations).

 Section 910. Right of Shareholder to Receive Payment for Shares Upon Merger or Consolidation, or Sale, Lease, Exchange or Other Disposition of Assets, or
                               Share Exchange.

(a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

     (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

          (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

          (i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or


          (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

          (iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

          (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be avail- able to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

     (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

     (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

                             Aris Industries, Inc.

         This Proxy Is Solicited on Behalf of the Board of Directors of the Company for the Special Meeting to Be Held on [month, day], 2003.

         Arnold H. Simon, and Paul Spector, each with power of substitution, are hereby authorized to vote the shares of the undersigned at the Special Meeting of Shareholders of Aris Industries, Inc., to be held on [month, day], 2003, at [time], local time, at [location], New York, New York, and at any adjournment or postponement thereof, upon the matters set forth in the Aris Industries, Inc. Proxy Statement and upon such other matters as may properly come before the Special Meeting, voting as specified on the reverse side of this card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Special Meeting. If you specify a different choice on the proxy card, your shares will be voted as specified.

         Signing and dating Aris's proxy card will have the effect of revoking any proxy card you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on such other proxy card.


Please Sign and Date the Reverse Side of this Proxy Card and Promptly Return it in the Enclosed Envelope.

You May Specify Your Choices by Marking the Appropriate Boxes, See Reverse Side, but You Need Not Mark Any Box If You Wish to Vote in Accordance with the Board Of Directors' Recommendations. The Persons Named above as Proxies Cannot Vote Your Shares Unless You Sign and Return this Card.

                          (continued on reverse side)

                                (Reverse Side)

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE   [X]


This Proxy When Properly Executed Will Be Voted in the Manner Directed Herein. If no Direction Is Made, this Proxy Will Be Voted FOR Proposal 1.


           THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 1


         PROPOSAL 1:

         Approval of The Trademark Assets Sale


         FOR               AGAINST               ABSTAIN
          [ ]                [ ]                   [ ]







I plan to attend the meeting. [ ]

Signature(s):

___________________________                          Date:  ______________, 2003
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the Special Meeting of Shareholders of Aris Industries, Inc. and any adjournment or postponement thereof.